                                                      1933 Act File No. 33-62103
                                                      1940 Act File No. 811-7347

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X
                                                                 -

     Post-Effective Amendment No. 11..................           X
                                  --                             -

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X
                                                                 -

     Amendment No. 14.................................           X
                   --                                            -

                                BT ADVISOR FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                        (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                 Copies to: Burton M. Leibert, Esq.
One South Street                       Willkie Farr & Gallagher LLP
Baltimore, Maryland  21202             787 Seventh Ave
(Name and Address of Agent             New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[x] Immediately upon filing pursuant to paragraph (b)
[ ] On April 30, 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Deutsche Asset Management logo]

Mutual Fund
Prospectus
April 30, 2001
Premier
Small Cap Index Fund -- Premier Class

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the Deutsche Bank Group logo

Overview
--------------------------------------------------------------------------------
of the Small Cap Index Fund--Premier Class

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the 'Russell 2000 Index'), which emphasizes stocks of small US companies.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.

INVESTMENT POLICIES AND STRATEGIES
The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the Russell 2000 Index, in approximately the same weighting as the Russell 2000 Index. The Fund will invest primarily in common stocks of companies that comprise the Russell 2000 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments. However, the composition of the Russell 2000 Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------

Small Cap Index Fund--Premier Class

Overview of the Small Cap Index Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the Small Cap Index Fund

Objective...................................................................   7
Index Investing Versus Active Management....................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Risks.......................................................................   8
Management of the Fund......................................................   8
Calculating the Fund's Share Price..........................................   9
Performance Information.....................................................   9
Dividends and Distributions.................................................   9
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  10
Financial Highlights........................................................  13

--------------------------------------------------------------------------------

Overview of the Small Cap Index Fund--Premier Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks held by the Fund perform poorly.

 . Stocks could decline generally or could underperform other investments.

 . Returns on small US companies' stock, in which the Fund invests, could trail the returns from stocks of medium or large companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

 . The Fund may not be able to mirror the Russell 2000 Index closely enough to track its performance for several reasons, including the Fund's costs of buying and selling securities, the flow of money into and out of the Fund, and the underperformance of stocks selected.

 . The Fund could suffer losses if its futures contracts and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Small Cap Index Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking capital appreciation over the long term, exposure to the US equity market as represented by smaller companies, and investment returns that track the performance of the Russell 2000 Index. There is, of course, no guarantee that the Fund will realize its objective.

You should not consider investing in the Fund if you are:

 . pursuing a short-term financial goal;

 . seeking regular income and stability of principal;

 . unable to tolerate fluctuations in the value of your investments; or

 . seeking to outperform the Russell 2000 Index.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in large- and medium-sized company stocks. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                             Overview of the Small Cap Index Fund--Premier Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for the calendar year since the Fund began selling shares on July 10, 1996 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Small Stock Index over the last calendar year and since the Fund's inception. The Russell 2000 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
                                   [GRAPH]

------------------------------------------------------------------------------
Year-by-Year Returns
(each full calendar year since inception)
------------------------------------------------------------------------------

                              1997     23.00%
                              1998     -2.60%
                              1999     21.70%
                              2000     -4.90%

For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 18.88% (fourth quarter 1999) and its lowest quarterly return was -19.66% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 Performance for Periods Ended December 31, 2000

                         Average Annual Returns
                                Since Inception
                      1 Year (July 10, 1996)/1/
  Small Cap Index
   Fund--Premier
   Class             (4.90%)              9.77%
 ----------------------------------------------
  Russell 2000
   Index             (3.02%)             10.13%
 ----------------------------------------------

 /1/ The performance of the Russell
 2000 Index is calculated from July
 31, 1996.
--------------------------------------------------------------------------------

Overview of the Small Cap Index Fund--Premier Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Index Fund-- Premier Class.

Expense Example. The example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure' section of this prospectus.

/2/ The investment adviser and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2000, to waive its fees and reimburse expenses so that total expenses will not exceed 0.25%.

/3/ For the first year, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses

                           Percentage of Average
                             Daily Net Assets/1/
  Management Fees                          0.15%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Fund Operating
   Expenses                                0.49%
 ---------------------------------------------------
  Total Fund Operating
   Expenses                                0.64%
 ---------------------------------------------------
  Less: Fee Waiver or
   Expense Reimbursement                  (0.39%)/2/
 ---------------------------------------------------
  Net Expenses                             0.25%
 ---------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years

      $26                   $166                              $318                               $761
 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Small Cap Index Fund--Premier Class

OBJECTIVE

The Fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the Russell 2000 Index, which emphasizes stocks of small US companies.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 . indexing provides simplicity because it is a straightforward market-replicating strategy;

 . index funds generally provide diversification by investing in a wide variety of companies and industries;

 . an index fund's performance is generally predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

 . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

 .  index funds generally realize low capital gains.

STRATEGY

The Small Cap Index Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the Russell 2000 Index using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the Russell 2000 Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Russell 2000 Index as a whole. The investment adviser may exclude or remove any Russell 2000 stock from the Fund if the investment adviser believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions brought on by extraordinary events. At times, the investment adviser may purchase a stock not included in the Russell 2000 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold short-term debt securities and money market instruments.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of "optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the
--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
--------------------------------------------------------------------------------

A Detailed Look at the Small Cap Index Fund--Premier Class

larger portions of the Russell 2000 Index's value in roughly the same proportion as the Russell 2000 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, we try to replicate the industry and risk characteristics of all the companies in the Russell 2000 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Below we set forth some of the prominent risks associated with investing in general, with index investing and with investing in smaller companies.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the fund.

Tracking Error. There are several reasons that the Fund's performance may not replicate the Russell 2000 Index exactly:

 . Unlike the Russell 2000 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

 . The composition of the Russell 2000 Index and the stocks held by the Fund may occasionally diverge.

 . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' Russell 2000 Index.

Small Company Risk. Small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

 . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

 . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, NY 10006, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. As of December 31, 2000, DeAM, Inc. had total assets under management of approximately $16 billion. The adviser provides a full range of investment advisory services to
--------------------------------------------------------------------------------

                      A Detailed Look at the Small Cap Index Fund--Premier Class

institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies. The investment adviser received a fee of 0.15% of the Fund's average daily net assets for its services in the last fiscal year.

Other Services. Bankers Trust Company ("Bankers Trust') (an affiliate of DeAM, Inc.) provides administrative services for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;

 .  implementing any changes you wish to make in your account information;

 .  processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 .  sending proxy reports and updated prospectus information to you; and

 .  collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors only for those services not otherwise included in the their subdistribution or service agent's servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund' that invests all of its assets in a "master portfolio,' the Small Cap Index Portfolio. The Fund and its master portfolio have the same objective. The master portfolio is advised by DeAM, Inc.

The master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. The feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Trustees to withdraw the fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes taxable net capital gains, it is the Fund's policy to distribute to shareholders substantially all of that taxable income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

A Detailed Look at the Small Cap Index Fund--Premier Class

you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction            Tax Status
  Income dividends       Ordinary Income
 -----------------------------------------
  Short-term capital     Ordinary Income
  gains distributions
 -----------------------------------------
  Long-term capital      Long-term capital
  gains distributions    gains
 -----------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status
  Your sale of shares    Generally, long-
  owned more than one    term capital gains
  year                   or losses
 ------------------------------------------
  Your sale of shares    Generally, short-
  owned for one year or  term capital gains
  less subject to        or losses; losses
  special rules
 ------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Fund will withhold 31% "backup withholding" tax from you dividends, distributions, sales proceed and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management Service Center:

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $5 million
To add to an account     $1 million
Minimum account balance  $1 million

Shares of the Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By Mail:  Complete and sign the account
          application that accompanies this
          prospectus. (You may obtain
          additional applications by calling
          the Deutsche Asset Management
          Service Center.) Mail the
          completed application along with a
          check payable to the Fund to the
          Deutsche Asset Management Service
          Center. The addresses are shown
          under "How to contact the Deutsche
          Asset Management Service Center.'

By Wire:  Call the Deutsche Asset Management
          Service Center to set up a wire
          account.

--------------------------------------------------------------------------------

                      A Detailed Look at the Small Cap Index Fund--Premier Class


Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Deutsche Asset Management Service Center. The addresses are shown in this section under "How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks.

Selling: To sell by mail, send a signed letter to the Deutsche Asset Management Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Deutsche Asset Management Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. eastern time the next business day.

Routing No.:  021001033
Attn:         Deutsche Asset
              Management/Mutual Funds
DDA No.:      00-226-296
FBO:          (Account name)
              (Account number)
Credit:       Small Cap Index Fund--
              Premier Class (1713)

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Deutsche Asset Management Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information About Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receive your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 .  We accept payment for shares only in US dollars by check, bank or Federal
   Funds wire transfer, or by electronic bank transfer. We do not accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 .  We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but no later than seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 .  If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.
--------------------------------------------------------------------------------

A Detailed Look at the Small Cap Index Fund--Premier Class


 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large that it is made "in-kind').

 .  We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject the purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Deutsche Asset Management Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone if your account has the exchange by phone feature or by letter.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 .  Your exchange must meet the minimum amount for the class of shares being purchased.
--------------------------------------------------------------------------------

                      A Detailed Look at the Small Cap Index Fund--Premier Class


The table below provides a picture of the Fund's financial performance for the past five years. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

 Financial Highlights

                                                                       For the Period
                                                                        July 10, 1996
                             For the Years Ended December 31,                 through
                               2000       1999      1998      1997  December 31, 1996
  Per share operating
   performance:/1/
  Net asset value,
   beginning of year        $ 11.64   $   9.68  $  11.13   $ 10.90            $ 10.00
 ----------------------------------------------------------------------------------------
  Income from investment
   operations
  Net investment income        0.35       0.15      0.06      0.23               0.04
 ----------------------------------------------------------------------------------------
  Net realized and
   unrealized gain on
   investment and futures
   transactions               (1.04)      1.96     (0.41)     2.21               0.90
 ----------------------------------------------------------------------------------------
  Total from investment
   operations                 (0.69)      2.11     (0.35)     2.44               0.94
 ----------------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income       (0.31)     (0.15)    (0.08)    (0.21)             (0.04)
 ----------------------------------------------------------------------------------------
  Net realized gains from
   investment and futures
   transactions               (3.41)        --     (1.02)    (2.00)             (0.00)/2/
 ----------------------------------------------------------------------------------------
  In excess of net
   realized gain
 ----------------------------------------------------------------------------------------
  Total distributions         (3.72)     (0.15)    (1.10)    (2.21)             (0.04)
 ----------------------------------------------------------------------------------------
  Net asset value, end of
   period                   $  7.23   $  11.64  $   9.68   $ 11.13            $ 10.90
 ----------------------------------------------------------------------------------------
  Total investment return     (4.90)%    21.70%    (2.60)%   23.00%              9.47%
 ----------------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets, end of
   period (000s omitted)    $17,024   $143,388  $115,475   $38,312            $61,558
 ----------------------------------------------------------------------------------------
  Ratios to average net
   assets:
  Net investment income        1.19%      1.31%     1.32%     1.35%              1.71%/3/
 ----------------------------------------------------------------------------------------
  Expenses after waivers,
   including expenses of
   the Small Cap Index
   Portfolio                   0.25%      0.25%     0.25%     0.25%              0.25%/3/
 ----------------------------------------------------------------------------------------
  Expenses before waivers,
   including expenses of
   the Small Cap Index
   Portfolio                   0.64%      0.48%     0.57%     0.57%              0.87%/3/
 ----------------------------------------------------------------------------------------
  Decrease reflected in
   above expense ratio due
   to fees waivers or
   expenses reimbursements     0.39%      0.23%     0.32%     0.32%              0.62%
 ----------------------------------------------------------------------------------------
  Portfolio turnover
   rate/3/                       90%       171%       86%       88%                16%
 ----------------------------------------------------------------------------------------

 /1/ The Fund's inception date.
 /2/ Less than $0.01.
 /3/ Annualized.
 /4/ The Portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210
or call our toll-free number:1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


Small Cap Index Fund--Premier Class                             CUSIP
                                                                #05576L882

Distributed by:                                                 1773PRO
ICC Distributors, Inc.                                          (04/01)
                                                                811-7347

Mutual Fund
Prospectus
April 30, 2001
Premier

Equity 500 Index Fund Premier
EAFE(R) Equity Index Fund -- Premier Class
US Bond Index Fund -- Premier Class

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

[*The EAFE(R) Index is the exclusive property of Morgan Stanley, Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by the Fund's investment adviser.]

A Member of the Deutsche Bank Group logo

Table of Contents

Equity 500 Index Fund Premier...............................................   3
EAFE(R) Equity Index Fund -- Premier Class..................................  10
US Bond Index Fund -- Premier Class.........................................  18
Information Concerning all Funds............................................  25
Management of the Funds.....................................................  25
Calculating a Fund's Share Price............................................  26
Performance Information.....................................................  26
Dividends and Distributions.................................................  26
Tax Considerations..........................................................  26
Buying and Selling Fund Shares..............................................  27

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of the Equity 500 Index Fund Premier

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

INVESTMENT POLICIES AND STRATEGIES
The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the
S&P 500 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Equity 500 Index Fund Premier

Overview of the Equity 500 Index Fund Premier

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the Equity 500 Index Fund Premier

Objective...................................................................   7
Index Investing Versus Active Management....................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   8
Risks.......................................................................   8
Information Regarding the Index.............................................   8
Financial Highlights........................................................   9

--------------------------------------------------------------------------------

Overview of the Equity 500 Index Fund Premier

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .  Stocks held by the Fund could perform poorly.

 .  Stocks could decline generally or could underperform other investments.

 . Returns on large US companies' stock, in which the Fund invests, could trail the returns of stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

 . The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of stocks selected.

 . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Equity 500 Index Fund Premier requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking capital appreciation over the long term, exposure to the US equity market as represented by larger companies, and investment returns that track the performance of the S&P 500 Index. There is, of course, no guarantee that the Fund will realize its objective.

You should not consider investing in the Fund if you are:

 .  pursuing a short-term financial goal;

 .  seeking regular income and stability of principal;

 .  unable to tolerate fluctuations in the value of your investments; or

 .  seeking to outperform the S&P 500 Index.

The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                   Overview of the Equity 500 Index Fund Premier


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on December 31, 1992 (its inception date). The table compares the Fund's average annual return with the S&P 500 Index over the last calendar year, the last five calendar years and since the Fund's inception. The S&P 500 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's performance results.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1993      9.84%
                                1994      1.40%
                                1995     37.59%
                                1996     22.75%
                                1997     33.23%
                                1998     28.75%
                                1999     20.75%
                                2000     (9.22)%

For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 21.41% (fourth quarter 1998) and its lowest quarter was -9.85% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                                 Average Annual Returns
                                        Since Inception
                     1 Year 5 Years (December 31, 1992)
  Equity 500 Index
   Fund Premier     (9.22)% 18.21%               17.10%
 ------------------------------------------------------
  S&P 500 Index     (9.10)% 18.33%               17.20%
 ------------------------------------------------------

--------------------------------------------------------------------------------

Overview of the Equity 500 Index Fund Premier


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Equity 500 Index Fund Premier.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the Equity 500 Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure' section of this prospectus.

/2/ The investment adviser and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2000, to waive their fees and reimburse expenses so that total expenses will not exceed 0.10%.

/3/ For the first year, the expense example takes into account fee waivers and reimbursements.


 Annual Fees and Expenses

                           Percentage of Average
                             Daily Net Assets/1/

  Management Fees                          0.05%
 ------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ------------------------------------------------
  Other Fund Operating
   Expenses                                0.07%
 ------------------------------------------------
  Total Fund Operating
   Expenses                                0.12%
 ------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.02%)
 ------------------------------------------------
  Net Expenses                             0.10%
 ------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years

      $10                    $37                               $66                               $152
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Equity 500 Index Fund Premier

OBJECTIVE

The Fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large US companies.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the S&P 500 Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 . indexing provides simplicity because it is a straightforward market-replicating strategy;

 . index funds generally provide diversification by investing in a wide variety of companies and industries;

 . an index fund's performance is generally predictable in that the fund's value is expected to move in the same direction, up or down, as the target index;

 . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

 . index funds generally realize low capital gains.

STRATEGY

The Equity 500 Index Fund Premier will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the Fund if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment adviser may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index.

The Fund may also hold up to 20% of its assets in short-term debt securities and money market instruments.
--------------------------------------------------------------------------------

Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
--------------------------------------------------------------------------------

A Detailed Look at the Equity 500 Index Fund Premier


INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of "optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, we try to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Below we set forth some of the prominent risks associated with investing in general, with index investing and with investing in large cap stocks.


Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the S&P 500 Index exactly:

 . Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

 . The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

 . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested' S&P 500 Index.

Futures and Options Risk. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not invest in these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.
--------------------------------------------------------------------------------

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.
The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

 . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;
 . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

INFORMATION REGARDING THE INDEX

The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by Standard and Poor's(R) ("S&P'). S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P is a trademark of the McGraw-Hill Company, Inc. and is licensed for use with this Fund. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund or the Portfolio, to owners of the Fund or the Portfolio, or to any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.

--------------------------------------------------------------------------------

                            A Detailed Look at the Equity 500 Index Fund Premier

The table below provides a picture of the Fund's financial performance for the past five years. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

 Financial Highlights

                                      For the Years Ended December 31,
                                2000           1999        1998           1997        1996
Per share operating
 performance:/1/
Net asset value,
 beginning of year           $184.50        $156.72     $125.63        $100.08      $83.82
 ------------------------------------------------------------------------------------------
Income from investment
 operations
Net investment income           2.03           2.26        2.05           2.04        1.98
 ------------------------------------------------------------------------------------------
Net realized and
 unrealized gain on
 investment and futures
 transactions                 (18.33)         29.93       33.70          30.88       16.92
 ------------------------------------------------------------------------------------------
Total from investment
 operations                   (16.30)         32.19       35.75          32.92       18.90
 ------------------------------------------------------------------------------------------
Distributions to
 shareholders
Net investment income          (2.07)         (2.22)      (2.05)         (2.01)      (1.98)
 ------------------------------------------------------------------------------------------
Net realized gains from
 investment and futures
 transactions                 (14.21)            --       (2.61)         (5.36)      (0.66)
 ------------------------------------------------------------------------------------------
In excess of net
 realized gain                    --          (2.19)         --             --          --
 ------------------------------------------------------------------------------------------
Total distributions           (16.28)         (4.41)      (4.66)         (7.37)      (2.64)
 ------------------------------------------------------------------------------------------
Net asset value, end of
 period                      $151.92        $184.50     $156.72        $125.63     $100.08
 ------------------------------------------------------------------------------------------
Total investment return        (9.22)%        20.75%      28.72%         33.23%      22.75%
 ------------------------------------------------------------------------------------------
Supplemental data and
 ratios:
Net assets, end of
 period (000s omitted)    $2,213,329     $2,990,891  $2,288,970     $1,521,647  $1,218,455
 ------------------------------------------------------------------------------------------
Ratios to average net
 assets:
Net investment income           1.14%          1.31%       1.48%          1.74%       2.20%
 ------------------------------------------------------------------------------------------
Expenses after waivers,
 including expenses of
 the Equity 500 Index
 Portfolio                      0.10%/2/       0.10%       0.10%/3/       0.10%       0.10%
 ------------------------------------------------------------------------------------------
Expenses before waivers,
 including expenses of
 the Equity 500 Index
 Portfolio                      0.12%          0.13%       0.17%          0.21%       0.21%
 ------------------------------------------------------------------------------------------
Decrease reflected in
 above expense ratio due
 to fees waivers or
 expenses reimbursements        0.02%          0.03%       0.07%          0.11%       0.11%
 ------------------------------------------------------------------------------------------
Portfolio turnover
 rate/4/                          28%            13%          4%            19%         15%
 ------------------------------------------------------------------------------------------

 /1/ Per share amounts for the years ended December 31, 1996 through December 31, 1997 have been restated to reflect a 1:6 reverse stock split effective September 4, 1997.
 /2/ Effective March 15, 2000, the adviser contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.
 /3/ Effective May 6, 1998, the adviser contractually agreed to receive fees from the portfolio only to the extent of the lesser of 0.05% or the amount that brings the total annual operating expenses up to 0.08%.
 /4/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of the EAFE(R) Equity Index Fund--Premier Class

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index ("EAFE(R) Index'), which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.

INVESTMENT POLICIES AND STRATEGIES

The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the EAFE(R) Index. The Fund will invest primarily in common stocks of companies that comprise the EAFE(R) Index, in approximately the same weightings as the EAFE(R) Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index, while remaining as fully invested as possible in all market environments. However, the composition of the EAFE(R) Index may occasionally diverge.
--------------------------------------------------------------------------------

The EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It tracks equity securities in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Stocks in the EAFE(R) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

EAFE(R) Equity Index Fund--Premier Class

Overview of the EAFE(R) Equity Index Fund--Premier Class

Goal........................................................................  10
Core Strategy...............................................................  10
Investment Policies and Strategies..........................................  10
Principal Risks of Investing in the Fund....................................  11
Who Should Consider Investing in the Fund...................................  11
Total Returns, After Fees and Expenses......................................  12
Annual Fund Operating Expenses..............................................  13

A Detailed Look at the EAFE(R) Equity Index Fund--Premier Class

Objective...................................................................  14
Index Investing Versus Active Management....................................  14
Strategy....................................................................  14
Principal Investments.......................................................  14
Investment Process..........................................................  15
Risks.......................................................................  15
Information Regarding the Index.............................................  16
Financial Highlights........................................................  17

--------------------------------------------------------------------------------

                        Overview of the EAFE(R) Equity Index Fund--Premier Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .  Stocks held by the Fund could perform poorly.

 .  Stocks could decline generally or could underperform other investments.

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

 . Accounting and financial reporting standards of non-US companies differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

 . The currency of a country in which the Fund invests may fluctuate in value relative to the US dollar, which could affect the value of the investment.

 . The Fund may not be able to mirror the EAFE(R) Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of stocks selected.

 . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.
WHO SHOULD CONSIDER INVESTING IN THE FUND

EAFE(R) Equity Index Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking capital appreciation over the long term, exposure to the equity market as represented by companies outside the US, and investment returns that track the performance of the EAFE(R) Index. There is, of course, no guarantee that the Fund will realize its objective.

You should not consider investing in the Fund if you are:

 .  pursuing a short-term financial goal;

 .  seeking regular income and stability of principal;

 .  unable to tolerate fluctuations in the value of your investments; or

 .  seeking to outperform the EAFE(R) Index.

The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of the EAFE(R) Equity Index Fund--Premier Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on January 24, 1996 (its inception date). The table compares the Fund's average annual return with the EAFE(R) Index over the last calendar year and since the Fund's inception. The EAFE(R) Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's performance results.


                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                               1997       2.11%
                               1998      19.81%
                               1999      27.95%
                               2000     (15.22)%

For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 20.05% (fourth quarter 1998) and its lowest quarterly return was -14.06% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                         Average Annual Returns
                                Since Inception
                      1 Year (January 24, 1996)
  EAFE(R) Equity
   Index Fund--
   Premier Class    (15.22)%              7.41%
 ----------------------------------------------
  EAFE(R) Index/1/  (14.17)%              7.50%
 ----------------------------------------------

 /1/ The performance of the EAFE(R)
 Index is calculated from January 31,
 1996.
--------------------------------------------------------------------------------

                        Overview of the EAFE(R) Equity Index Fund--Premier Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of EAFE(R) Equity Index Fund-- Premier Class.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the EAFE(R) Equity Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure' section of this prospectus.

/2/ The investment adviser and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2000, to waive their fees and reimburse expenses so that total expenses will not exceed 0.40%.

/3/ For the first year, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses

                           Percentage of Average
                             Daily Net Assets/1/

  Management Fees                          0.25%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Fund Operating
   Expenses                                0.40%
 ---------------------------------------------------
  Total Fund Operating
   Expenses                                0.65%
 ---------------------------------------------------
  Less: Fee Waiver or
   Expense Reimbursement                  (0.25%)/2/
 ---------------------------------------------------
  Net Expenses                             0.40%
 ---------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years

      $41                   $183                              $337                               $787
 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the EAFE(R) Equity Index Fund--Premier Class

OBJECTIVE

The Fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the EAFE(R) Index, which measures international stock market performance.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the EAFE(R) Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 . indexing provides simplicity because it is a straightforward market-replicating strategy;

 . index funds generally provide diversification by investing in a wide variety of companies and industries;

 . an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

 . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research, and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

 . index funds generally realize low capital gains.

STRATEGY

The EAFE(R) Index Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the country, industry and risk characteristics of the EAFE(R) Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the EAFE(R) Index, using a process known as "optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the EAFE(R) Index. Over the long term, the investment adviser seeks a correlation between the performance of the Fund, before expenses, and the EAFE(R) Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets in stocks of companies included in the EAFE(R) Index and in derivative instruments, such as futures contracts, options and forward currency contracts, that provide exposure to the stocks of companies in the EAFE(R) Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the EAFE(R) Index as a whole. The investment adviser may remove or exclude any EAFE(R) Index stock from the Fund, if the investment adviser believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment adviser may purchase a stock not included in the EAFE(R) Index when it is believed to be a cost-efficient way of approximating the EAFE(R) Index's performance, for example, in anticipation of a stock being added to the EAFE(R) Index. The
--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

                 A Detailed Look at the EAFE(R) Equity Index Fund--Premier Class

Fund may also hold short-term debt securities and money market instruments.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of "optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the EAFE(R) Index's value in roughly the same proportion as the EAFE(R) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, we try to replicate the industry and risk characteristics of all of the smaller companies in the EAFE(R) Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Below we set forth some of the prominent risks associated with investing in general, with index investing and with investing in stocks outside the United States.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the EAFE(R) Index exactly:

 . Unlike the EAFE(R) Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

 . The composition of the EAFE(R) Index and the stocks held by the Fund may occasionally diverge.

 . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested' EAFE(R) Index.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is
--------------------------------------------------------------------------------

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.
inherently more difficult than trading in the United States for reasons that include:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities.

Futures and Options Risk. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

 . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

 . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began
--------------------------------------------------------------------------------

A Detailed Look at the EAFE(R) Equity Index Fund--Premier Class

implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

INFORMATION REGARDING THE INDEX

This Fund and master portfolio are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or the ability of the EAFE(R) Index to track general stock market performance.

Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE(R) Index, which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund and master portfolio, or to this Fund and master portfolio themselves.

Morgan Stanley has no obligation to take the needs of the issuer of this Fund and master portfolio or the owners of this Fund and master portfolio into consideration in determining, composing or calculating the EAFE(R) Index.

Inclusion of a security in the EAFE(R) Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing, prices or quantities of this Fund and master portfolio to be issued, or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund and master portfolio in connection with the administration, marketing or trading of this Fund and master portfolio. This Fund and master portfolio are neither sponsored by nor affiliated with Morgan Stanley.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indexes from sources that Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indices or any data included therein.

Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein.

Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
--------------------------------------------------------------------------------

            A Detailed Look at the EAFE(R) Equity Index Fund--Premier Class

The table below provides a picture of the Fund's financial performance for the past five years. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

 Financial Highlights

                                                                        For the Period
                                                                   January 24, 1996/3/
                             For the Years Ended December 31,                  through
                                2000       1999     1998     1997    December 31, 1996
  Per share operating
   performance:/1/
  Net asset value,
   beginning of year          $14.58     $11.59    $9.98   $10.62               $10.00
 -----------------------------------------------------------------------------------------
  Income from investment
   operations
  Net investment income         0.25       0.08     0.16     0.23                 0.12
 -----------------------------------------------------------------------------------------
  Net realized and
   unrealized gain on
   investment and
   futures transactions        (2.47)      3.15     1.81    (0.02)                0.60
 -----------------------------------------------------------------------------------------
  Total from investment
   operations                  (2.22)      3.23     1.97     0.21                 0.72
 -----------------------------------------------------------------------------------------
  Distributions to
   shareholders
  Net investment income        (0.02)     (0.08)   (0.16)   (0.24)               (0.08)
 -----------------------------------------------------------------------------------------
  In excess of net
   investment income              --      (0.03)   (0.09)      --                   --
 -----------------------------------------------------------------------------------------
  Net realized gains from
   investment transactions     (0.07)     (0.13)   (0.01)   (0.61)               (0.02)
 -----------------------------------------------------------------------------------------
  In excess of net
   realized gain                  --         --    (0.10)      --                   --
 -----------------------------------------------------------------------------------------
  Total distributions          (0.09)     (0.24)   (0.36)   (0.85)               (0.10)
 -----------------------------------------------------------------------------------------
  Net asset value, end of
   period                     $12.27     $14.58   $11.59    $9.98               $10.62
 -----------------------------------------------------------------------------------------
  Total investment return     (15.22)%    27.95%   19.81%    2.11%                7.22%
 -----------------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets, end of
   period (000s omitted)    $171,305   $120,376  $42,462  $35,509              $39,667
 -----------------------------------------------------------------------------------------
  Ratios to average net
   assets:
  Net investment income         1.59%      1.56%    1.50%    1.70%                1.64%/4/
 -----------------------------------------------------------------------------------------
  Expenses after waivers,
   including expenses of
   the
   EAFE(R) Index Portfolio      0.40%      0.40%    0.40%    0.40%                0.40%/4/
 -----------------------------------------------------------------------------------------
  Expenses before waivers,
   including expenses of
   the
   EAFE(R) Index Portfolio      0.65%      0.71%    0.83%    0.73%                0.88%/4/
 -----------------------------------------------------------------------------------------
  Decrease reflected in
   above expense ratio due
   to fees waivers or
   expenses reimbursements      0.25%      0.31%    0.43%    0.33%                0.48%
 -----------------------------------------------------------------------------------------
  Portfolio turnover
   rate/3/                        52%         4%      12%      44%                   4%
 -----------------------------------------------------------------------------------------

 /1/ Commencement of Operations.
 /2/ Advisor Class Shares were converted to Premier Class Shares (formerly Institutional Class Shares) on July 10, 1998.
 /3/ The Portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.

 /4/ Annualized.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------
of the US Bond Index Fund--Premier Class

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index'), which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the Lehman Bond Index as a whole.

INVESTMENT POLICIES AND STRATEGIES

The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the Lehman Bond Index. The Fund will invest primarily in debt securities of companies that comprise the Lehman Bond Index, in approximately the same weightings as the Lehman Bond Index. The Fund may invest in securities index futures and options relating to the benchmark. The composition of the Lehman Bond Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------

The Lehman Bond Index is one of the most widely accepted benchmarks of bond market total return. It includes more than 6,000 taxable securities, divided into four classes: US Treasury and agency securities, corporate bonds, bonds issued outside the United States but payable in US dollars and mortgage-backed securities. All of the bonds on the Index have maturities of one year or more at the time of their issue.

US Bond Index Fund--Premier Class

Overview of the US Bond Index Fund--Premier Class

Goal........................................................................  18
Core Strategy...............................................................  18
Investment Policies and Strategies..........................................  18
Principal Risks of Investing in the Fund....................................  19
Who Should Consider Investing in the Fund...................................  19
Total Returns, After Fees and Expenses......................................  20
Annual Fund Operating Expenses..............................................  21

A Detailed Look at the US Bond Index Fund--Premier Class

Objective...................................................................  22
Index Investing Versus Active Management....................................  22
Strategy....................................................................  22
Principal Investments.......................................................  22
Investment Process..........................................................  22
Risks.......................................................................  23
Financial Highlights........................................................  24

--------------------------------------------------------------------------------

                               Overview of the US Bond Index Fund--Premier Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .  Bonds selected by the Fund could perform poorly.

 . The bond market could decline in value as a result of a rise in interest rates.

 . The creditworthiness of a bond issuer could decline, which could cause the value of the bond to decline.

 . The Fund may not be able to replicate the Lehman Bond Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of securities selected.

 . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND

US Bond Index Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you want to invest in the fixed income market generally without regard to particular types of issuers, sectors, or debt securities. Such investments in the past have offered current income. There is, of course, no guarantee that the Fund will realize its objective.

You should not consider investing in the Fund if you are:

 . pursuing a short-term financial goal;

 . seeking capital appreciation; or

 . seeking to outperform the Lehman Bond Index.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking a more balanced asset mix. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of the US Bond Index Fund--Premier Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on June 30, 1997 (its inception date). The table compares the Fund's average annual return with the Lehman Bond Index over the last calendar year and since the Fund's inception. The Lehman Bond Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's performance results.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                               1998        8.78%
                               1999       (1.30)%
                               2000       11.72%

For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 4.38% (third quarter 1998) and its lowest quarterly return was -1.14% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                         Average Annual Returns
                                Since Inception
                         1 Year (June 30, 1997)
                         ------ ---------------
  US Bond Index Fund--
   Premier Class         11.72%           7.25%
 ----------------------------------------------
  Lehman Bond Index      11.63%           7.30%
 ----------------------------------------------

--------------------------------------------------------------------------------

                               Overview of the US Bond Index Fund--Premier Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of US Bond Index Fund--Premier Class.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the US Bond Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure' section of this prospectus.

/2/ The investment adviser and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2000, to waive their fees and reimburse expenses so that total expenses will not exceed 0.15%.

/3/ For the first year, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses

                           Percentage of Average
                             Daily Net Assets/1/

  Management Fees                          0.15%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Fund Operating
   Expenses                                0.42%
 ---------------------------------------------------
  Total Fund Operating
   Expenses                                0.57%
 ---------------------------------------------------
  Less: Fee Waiver or
   Expense Reimbursement                  (0.42%)/2/
 ---------------------------------------------------
  Net Expenses                             0.15%
 ---------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years

      $15                   $141                              $276                               $673
 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the US Bond Index Fund--Premier Class

OBJECTIVE

The Fund seeks to replicate, as closely as possible (before the deduction of expenses) the performance of the Lehman Bond Index.

While we give priority to replicating the Lehman Bond Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 . indexing provides simplicity because it is a straightforward market-replicating strategy;

 . index funds generally provide diversification by investing in a wide variety of companies and industries;

 . an index fund's performance is generally predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

 . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

 .  index funds generally realize low capital gains.

STRATEGY


To attempt to replicate the investment performance of the Lehman Bond Index over time, the Fund invests in a statistically selected sample of the securities in the Lehman Bond Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the Lehman Bond Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets in securities included in the Lehman Bond Index and derivative instruments, such as futures contracts and options, that provide exposure to the securities in the Lehman Bond Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Lehman Bond Index as a whole. We may exclude or remove any Lehman Bond Index security from the Fund if we believe that the security is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment adviser may purchase a security not included in the Lehman Bond Index when it is believed to be a cost-efficient way of approximating the Lehman Bond Index's performance, for example, in anticipation of a stock being added to the Lehman Bond Index. The Fund may also hold short-term debt securities and money market instruments.

INVESTMENT PROCESS

The Fund invests in a representative sample of the securities that make up the Lehman Bond Index, which tracks four major classes of investment grade fixed-income securities. The chart on the next page shows the proportion as of December 31, 2000 that each class has recently constituted of the market value of the Lehman Bond Index. The Fund also attempts to replicate the Lehman Bond Index's duration, an intermediate term. Recently, this Fund has had a high portfolio turnover rate.
--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. High turnover can increase a Fund's transaction cost thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

                            Percent of Market
  Class of Securities          Value of Index

  US Treasury and agency
   securities                             70%
 --------------------------------------------
  Mortgage-backed
   securities                              2%
 --------------------------------------------
  Corporate Bonds                         25%
 --------------------------------------------
  Bonds issued outside the
  US but payable in US
  Dollars                                  3%
 --------------------------------------------
  Other debt securities                   N/A
 --------------------------------------------

RISKS

Below we set forth some of the prominent risks associated with investing in general, with bond investing and with index investing.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the Lehman Bond Index exactly:

 . Unlike the Lehman Bond Index, the Fund incurs administrative expenses and transaction costs in trading bonds.

 . The composition of the Lehman Bond Index and the bonds held by the Fund may occasionally diverge.

 . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested' Lehman Bond Index.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued.

Prepayment Risk. When a bond issuer, such as an issuer of mortgage-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Futures and Options Risk. The Fund may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The Fund will not invest in these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the bond market. Risks associated with derivatives include:

 . the risk that the derivative is not well correlated with the securities for which it is acting as a substitute;

 . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

--------------------------------------------------------------------------------

A Detailed Look at the US Bond Index Fund--Premier Class


The table below provides a picture of the Fund's financial performance since inception. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

 Financial Highlights

                                                                        For the Period
                                                                      June 30, 1997/2/
                               For the Years Ended December 31,                through
                                    2000         1999          1998  December 31, 1997
  Per share operating
   performance:/1/
  Net asset value,
   beginning of year               $9.76       $10.47        $10.29             $10.00
 -----------------------------------------------------------------------------------------
  Income from investment
   operations
  Net investment income             0.62         0.57          0.59               0.33
 -----------------------------------------------------------------------------------------
  Net realized and
   unrealized gain (loss)
   on investment
   transactions                     0.48        (0.70)         0.29               0.32
 -----------------------------------------------------------------------------------------
  Total from investment
   operations                       1.10        (0.13)         0.88               0.65
 -----------------------------------------------------------------------------------------
  Distributions to
   shareholders
  Net investment income            (0.62)       (0.58)        (0.61)             (0.32)
 -----------------------------------------------------------------------------------------
  Net realized gains from
   investment transactions            --           --         (0.09)             (0.04)
 -----------------------------------------------------------------------------------------
  Total distributions              (0.62)       (0.58)        (0.70)             (0.36)
 -----------------------------------------------------------------------------------------
  Net asset value, end of
   period                         $10.24        $9.76        $10.47             $10.29
 -----------------------------------------------------------------------------------------
  Total investment return          11.72%       (1.30)%        8.78%              6.52%
 -----------------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets, end of
   period (000s omitted)    $    116,461  $    92,657       $39,790             $8,119
 -----------------------------------------------------------------------------------------
  Ratios to average net
   assets:
  Net investment income             6.33%        5.79%         5.70%              6.32%/3/
 -----------------------------------------------------------------------------------------
  Expenses after waivers,
   including expenses of
   the
   US Bond Index Portfolio          0.15%        0.15%         0.15%              0.15%/3/
 -----------------------------------------------------------------------------------------
  Expenses before waivers,
   including expenses of
   the
   US Bond Index Portfolio          0.57%        0.56%         0.90%              0.86%/3/
 -----------------------------------------------------------------------------------------
  Decrease reflected in
   above expense ratio due
   to fees waivers or
   expenses reimbursements          0.42%        0.41%         0.75%              0.71%
 -----------------------------------------------------------------------------------------
  Portfolio turnover
   rate/3/                           221%         224%           82%                79%
 -----------------------------------------------------------------------------------------

 /1/ Commencement of Operations.
 /2/ Advisor Class Shares were converted to Premier Class Shares (formerly Institutional Shares) on July 10, 1998.
 /3/ Annualized.
 /4/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises the Funds' activities on behalf of the Funds' shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, NY 10006, acts as the investment adviser for the Funds. As investment adviser, DeAM, Inc. makes the Funds' investment decisions. It buys and sells securities for the Funds and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc., as of December 31, 2000, had total assets of approximately $16 billion under management.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

On April 30, 2001 the investment adviser to the Fund changed to DeAM, Inc. from Bankers Trust Company ("Bankers Trust'), an affiliate of DeAM, Inc.

The Funds paid the following fees to the investment adviser for investment advisory services in the last fiscal year:

                         Percentage of Average
  Fund                        Daily Net Assets

  Equity 500 Index Fund
  Premier                                0.05%
 ---------------------------------------------
  EAFE(R) Equity Index
  Fund -- Premier Class                  0.25%
 ---------------------------------------------
  US Bond Index Fund --
  Premier Class                          0.15%
 ---------------------------------------------


Other Services. Bankers Trust provides administrative services for the Funds. In addition, Investment Company Capital Corp. ("ICCC'), also an affiliate of DeAM, Inc., performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
 .  keeping accurate, up-to-date records for your individual Fund account;
 .  implementing any changes you wish to make in your account information;
 .  processing your requests for cash dividends and distributions from each
   Fund;
 .  answering your questions on the Funds' investment performance or administration;
 . sending proxy reports and updated prospectus information to you; and . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting. Organizational Structure. The Funds are "feeder funds' that invest all of their assets in a "master portfolio.' The Funds and their corresponding master portfolio are listed below:

  Fund              Master Portfolio
  Equity 500 Index  Equity 500 Index Portfolio
  Fund Premier
 -------------------------------------------------
  EAFE(R) Equity    EAFE(R) Equity Index Portfolio
  Index Fund --
  Premier Class
 -------------------------------------------------
  US Bond Index     US Bond Index Portfolio
  Fund --
  Premier Class
 -------------------------------------------------

Each Fund and its master portfolio have the same objective. Each master portfolio is advised by DeAM, Inc.
A master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows a fund's Trustees to withdraw the fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw a fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.
--------------------------------------------------------------------------------

Information Concerning all Funds


CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION

Each Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. Each Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all of that capital gain at least annually.
--------------------------------------------------------------------------------

The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The Funds pay income dividends as described below.

                                        Income
                                     Dividends
  Fund                                are Paid
  Equity 500 Index Fund Premier      Quarterly
 ---------------------------------------------
  EAFE(R) Equity Index Fund--        Annually
  Premier Class
 ---------------------------------------------
  US Bond Index Fund--Premier Class  Monthly
 ---------------------------------------------

A Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Funds do not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by your Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction          Tax Status
  Income dividends     Ordinary Income
 ---------------------------------------
  Short-term capital   Ordinary Income
  gains distributions
 ---------------------------------------
  Long-term capital    Long-term capital
  gains distributions  gains
 ---------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction          Tax Status
  Your sale of shares  Generally, long-term
  owned more than one  capital gains or
  year                 losses
 -------------------------------------------
  Your sale of shares  Generally, short-term
  owned for one year   capital gains or
  or less              losses; losses
                       subject to special
                       rules
 -------------------------------------------

--------------------------------------------------------------------------------

                                                Information Concerning all Funds

You must provide your social security number or other taxpayer identification number to your Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from you dividends, distributions, sales proceed and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management Service Center

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   floor Kansas City, MO
                   64105-1716

Our representatives are available to assist you personally Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time each day the New York Stock Exchange is open for business. You can reach the Deutsche Asset Management Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $5 million
To add to an account     $1 million
Minimum account balance  $1 million

Shares of each Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. Each Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By Mail:  Complete and sign the account
          application that accompanies this
          prospectus. (You may obtain
          additional applications by calling
          the Deutsche Asset Management
          Service Center.) Mail the
          completed application along with a
          check payable to the Fund you have
          selected to the Deutsche Asset
          Management Service Center. The
          addresses are shown under "How to
          contact the Deutsche Asset
          Management Service Center.'
By Wire:  Call the Deutsche Asset Management
          Service Center to set up a wire
          account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management fund you have selected, to the Deutsche Asset Management Service Center. The addresses are shown in this section under "How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: To sell by mail, send a signed letter to the Deutsche Asset Management Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Deutsche Asset Management Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the
--------------------------------------------------------------------------------

Information Concerning all Funds

amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. eastern time the next business day.

Routing No.:  021001033
Attn:         Deutsche Asset Management/
              Mutual Funds
DDA No.:      00-226-296
FBO:          (Account name)
              (Account number)

Credit: (Fund name and number)

Equity 500 Index Fund--Premier
(1681)

EAFE(R) Equity Index Fund--
Premier Class (1714)

US Bond Index Fund--Premier
Class (1711)

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Deutsche Asset Management Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information About Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Deutsche Asset Management Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receive your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. We do not accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but no later than seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large that it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Funds specifically reserve the right to
--------------------------------------------------------------------------------

                                                Information Concerning all Funds

 refuse your order if it is part of multiple purchase or exchange requests that a Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination a Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, a Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject the purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Deutsche Asset Management Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone if your account has the exchange by phone feature or by letter.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum amount for the class of shares being purchased.
--------------------------------------------------------------------------------

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



Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated April 30, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our tollfree number:1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


                                                              CUSIP #055924500
Equity 500 Index Fund Premier
BT Institutional Funds                                               05576L874
                                                                     05576L700

EAFE(R) Equity Index Fund--Premier Class                      COMBINXPRO
US Bond Index Fund--Premier Class                             (04/01)
BT Advisor Funds                                              811-6071
                                                              811-7347

Distributed by:
ICC Distributors, Inc.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                  April 30, 2001
BT ADVISER FUNDS
Small Cap Index--Premier Class

BT Advisor Funds (the `Trust') is comprised of a series of three different funds. This Statement of Additional Information relates only to Small Cap Index Fund - Premier Class (the "Fund").

Unlike other mutual funds, the Trust seek to achieve the investment objective of the Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as the Fund. The investment companies is the Small Cap Index Portfolio.

Shares of the Funds are sold by ICC Distributors, Inc. (`ICC Distributors'), the Trust' distributor (the `Distributor'), to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc.

The Prospectus for the Fund, dated April 30, 2001, provide the basic information investors should know before investing. This Statement of Additional Information (`SAI'), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. The Prospectus and SAI, are available free of charge by calling the Trust at the telephone number listed below or by contacting the Deutsche Asset Management Service Center. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund and the corresponding Portfolio for the fiscal year ended December 31, 2000, are incorporated herein by reference to the Annual Report to shareholders for the Fund and the Portfolio dated December 31, 2000. A copy of the Fund's and the corresponding Portfolio's Annual Report may be obtained without charge by calling the Fund at 1-800-730-1313.

                               TABLE OF CONTENTS

                                                           Page
                                                           ----

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............1
 Investment Objectives.......................................1
 Investment Policies.........................................1
 Futures Contracts and Options on Futures Contracts.........12
 Additional Risk Factors....................................16
 Investment Restrictions....................................19
 Portfolio Transactions and Brokerage Commissions...........23
PERFORMANCE INFORMATION.....................................24
 Standard Performance Information...........................24
 Comparison of Fund Performance.............................26
 Economic and Market Information............................27
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND..27
 Valuation of Securities....................................27
 Purchase of Shares.........................................28
 Redemption of Shares.......................................29
 Redemptions and Purchases in Kind..........................30
 Trading in Foreign Securities..............................31
MANAGEMENT OF THE TRUST AND THE PORTFOLIOS..................31
 Trustees of the Trust and Portfolios.......................32
 Officers of the Trust and Portfolios.......................33
 Trustee Compensation Table.................................34
 Code of Ethics.............................................35
 Investment Adviser.........................................36
 Administrator..............................................36
 Distributor................................................37
 Service Agent..............................................37
 Custodian and Transfer Agent...............................38
 Expenses...................................................38
 Counsel and Independent Accountants........................38
ORGANIZATION OF THE TRUST...................................39
TAXATION....................................................40
 Taxation of the Funds......................................40
 Taxation of the Portfolios.................................41
 Distributions..............................................41
 Backup Withholding.........................................42
 Foreign Shareholders.......................................42
 Other Taxation.............................................42
 Foreign Withholding Taxes..................................42
FINANCIAL STATEMENTS........................................42
APPENDIX....................................................43

              INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                           Investment Objectives

The following is a description of the Fund's investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective(s).

Small Cap Index--Premier Class seeks to match as closely as possible (before expenses) the performance of the Russell 2000 Small Stock Index (the `Russell 2000 Index'), which emphasizes stocks of small US companies.

                            Investment Policies

The Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the respective Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of the Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

                               Equity Securities

General. The Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, `equity securities' include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or
                     ----
may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends)
                  ----
over common stock but is subordinated (i.e., ranks lower) in liquidation to
                                       ----
fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the
                  ----
occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group (`S&P') and Moody's Investors Service, Inc. (`Moody's') although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


Warrants. The Portfolio may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Medium- and Small-Capitalization Stocks. The Small Cap Index Portfolio may invest in medium- and small- capitalization stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the `S&P 500 Index'. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitively of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as larger company stocks rise, or rise in price as large company stocks decline.

US Government Obligations. The Portfolio may invest in obligations issued or guaranteed by US government agencies or instrumentalities. These obligations may or may not be backed by the `full faith and credit' of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee

Valley Authority, the Federal Home Loan Mortgage Corporation and the US Postal Service, each of which has the right to borrow from the US Treasury to meet its obligations, and obligations of the Farm Credit Banks and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

Short-Term Instruments. When a Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Services (`S&P') or Aa or higher by Moody's Investors Service, Inc. (`Moody's') or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in US dollars or in foreign currencies.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then `accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix A to this SAI.

Derivatives. The Portfolio may invest in various instruments that are commonly known as `derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or `derived' from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the `1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the `SEC') has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a `safe harbor' from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolios, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolios could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio segregates cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and US Government Obligations are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of

Trustees must retain the right to terminate the loan and recall and vote the securities. Cash collateral may be invested in a money market fund managed by the adviser (or its affiliates) and Bankers Trust may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. In all cases, the Adviser must find the creditworthiness of the other party to the transaction satisfactory.

Reverse Repurchase Agreements. The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a `reverse repurchase agreement'). At the time a Portfolio enters into a reverse repurchase agreement it segregates cash, US Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio.

Warrants. The Portfolio (except the Equity 500 Index Portfolio) may invest in warrants with respect to 5% of its assets (2% with respect to warrants not listed on the New York Stock Exchange or American Stock Exchange). Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Swap Agreements. The Portfolio may enter into swap agreements to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by the party to the agreement (the `net amount'). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of segregated assets consisting of cash, US Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's portfolio.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Portfolio will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code of 1986, as amended (the `Code') may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the `CEA') and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the `CFTC') effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the `1940 Act'), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a `safe harbor' for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

Options on Securities. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (`covered options') in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the `exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (`net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a `closing purchase transaction.' The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a `closing sale transaction' which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (`protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees. Unless the

Trustees conclude otherwise, the Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's 15% limit on investments in illiquid securities.

Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under `Options on Securities.'

EAFE(R) Equity Index Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert currencies to and from the US dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward contracts to purchase or sell currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, a Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

             Futures Contracts and Options on Futures Contracts

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Successful use of the futures contract and related options are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Adviser's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices are subject to similar risk considerations. In addition, by writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying securities above the options exercise price.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated `contracts markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US Government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes, Ginnie Mae modified pass-through mortgage-backed securities and three-month US Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or securities as a deposit payment (`initial margin'). Daily thereafter, the futures contract is valued and the payment of `variation margin' may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the price of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of intended portfolio securities which are the same as or correlate with the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In compliance with current CFTC regulations, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                          Additional Risk Factors

In addition to the risks discussed above, the Portfolios' investments may be subject to the following risk factors:

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the `OCC'), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio, a separate registered investment company with the same investment objective as the corresponding Fund. Therefore, an investor's interest in the corresponding Portfolio's securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of a Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Deutsche Asset Management Service Center at 1-800-730-1313.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in a Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution `in kind' of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from a Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of a Fund or the corresponding Portfolio.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.
Neither event would require a Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings categories of Moody's and S&P is set forth in the Appendix to this SAI.

                            Investment Restrictions

Fundamental Policies. The following investment restrictions are `fundamental policies' of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a `majority of the outstanding voting securities' of the Fund or the Portfolio, as the case may be. `Majority of the outstanding voting securities' under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption `Additional Restrictions' below (as an operating policy, the Portfolios may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and
                       -
policies the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio
       (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any US issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities of the Portfolio (Fund) contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolios (Funds) have no current intention to engage in short selling);

(v)    invest for the purpose of exercising control or management;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
       (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these imitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, the Portfolio will not invest in another open-end registered investment company);

(vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or
       (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(viii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the Investment Practices of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term US government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

(ix) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

               Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term `research, market or statistical information' includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended December 31, 2000, 1999 and 1998, the Small Cap Index Portfolio, paid brokerage commissions in the amount of $100,464, $272,256 and $170,681, respectively. For the years ended December 31, 2000, 1999 and 1998, the Small Cap Index Portfolio did not pay brokerage commissions to an affiliate.

                            PERFORMANCE INFORMATION

                       Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Yield: Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for a Fund investing in a Portfolio whose investments are denominated in foreign currencies.

Total return: Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Portfolio and changes in the expenses of the Fund or Portfolio.
In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of a Fund or Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing such Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                        Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews US mutual
-------------------------
funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that
--------
periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the
-------------
performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory
--------------------------------------
publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a `Money
---------------
Watch' section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time
---------------
articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a `Market
---------------
Watch' department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the
------
performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance
-------
of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the
---------------
performance of US mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and
----------------
business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly
-------------------------------------------------------------------
publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds
-----
and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.
----------------

New York Times, a nationally distributed newspaper which regularly covers
--------------
financial news.

Personal Investing News, a monthly news publication that often reports on
-----------------------
investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a
-----------------
`Mutual Funds Outlook' section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing
-------
business, often featuring mutual fund performance data.

US News and World Report, a national business weekly that periodically reports
------------------------
mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual
----------
funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly
-------------------
covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information
------------------------------------------
about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a `Financial Workshop'
-------------
section reporting on the mutual fund/financial industry.

                        Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute (`ICI'). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

          VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

                            Valuation of Securities

The Fund is open for business each day the New York Stock Exchange, Inc. (`NYSE') is open (a `Valuation Day'). The Fund's net asset value (`NAV') per share is calculated at the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the `Valuation Time'). The NAV per share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not available are valued by Bankers Trust pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (`FRR 1' (formerly Accounting Series Release No. 113)) which concludes that there is `no automatic formula' for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

     type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                              Purchase of Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the `Transfer Agent'), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the s' behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at a Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

                             Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

 . Your account registration has changed within the last 30 days,

 . The check is being mailed to a different address than the one on your account
  (record address),

 . The check is being made payable to someone other than the account owner,

 . The redemption proceeds are being transferred to a Deutsche Asset Management account with a different registration, or

 . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                          Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact your Service Agent or Deutsche Asset Management Service Center for further information. The Transfer Agent can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this SAI.

                       Redemptions and Purchases in Kind

The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under `Net Asset Value' as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Fund and the Portfolio reserve the right to redeem all of their shares, if the Board of Trustees vote to liquidate the Fund and/or Portfolio.

                  MANAGEMENT OF THE TRUST AND THE PORTFOLIOS

The Trust and the Portfolios are governed by their respective Boards of Trustees which are responsible for protecting the interests of investors. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and the Portfolios, neither the Trust nor the Portfolios require employees other than their executive officers. None of the executive officers of the Trust or the Portfolios devotes full time to the affairs of the Trust or the Portfolios.

A majority of the Trustees who are not `interested persons' (as defined in the 1940 Act) of the Trust or Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of such Trust and Portfolio, up to and including creating separate boards of trustees.

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Fund's performance.

The Trustees and officers of the Trust and Portfolios their birthdates, their principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period.

                      Trustees of the Trust and Portfolios

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trust and Portfolio; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines (`IBM') and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.


S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trust and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (USA) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.


MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trust and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund2; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.


RICHARD HALE* (birth date: July 17, 1945) -- Trustee/President of each of the other investment companies advised by Deutsche Asset Management, Inc. or its affiliates; Managing Director, Deutsche Asset Management; Managing Director, Deutsche Banc Alex. Brown Inc.; Director and President, Investment Company Capital Corp. His address is One South Street, Baltimore, Maryland 21202.


RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trust and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University

--------------------
/1/ The `Fund Complex' consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the Investment Company Act of 1940, as amended (the `Act').

of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.


BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trust and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever US Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.


PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trust and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Consulting); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.


HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trust and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.


* `Interested Person' within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.


The Board has an Audit Committee that meets with the Trust' and Portfolio's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.


                      Officers of the Trust and Portfolios

Unless otherwise specified, each officer listed below holds the same position with each Trust and each Portfolio.


--------------------
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee/President of each of the other investment companies advised by Deutsche Asset Management, Inc. or its affiliates; Managing Director, Deutsche Asset Management; Managing Director, Deutsche Banc Alex. Brown Inc.; Director and President, Investment Company Capital Corp. His address is One South Street, Baltimore, Maryland 21202.

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Secretary/Vice President of each of the other investment companies advised by Deutsche Asset Management, Inc.or it affiliates; Director, Deutsche Asset Management; Director, Deutsche Banc Alex.Brown Inc.; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission (1993 to 1998). His address is One South Street, Baltimore, Maryland 21202.


CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trust and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.


Messrs. Hirsch and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.


No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

As of March 31, 2001, the Trustees and officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or Trust (all series taken together).


                           Trustee Compensation Table

                                                                                Total
                                  Aggregate             Aggregate               Compensation
                                  Compensation          Compensation            from
                                  from Advisor          from                    Fund
Trustee                           Funds*                Portfolios**            Complex***
----------------------------------------------------------------------------------------------------------
Charles P. Biggar                 $2,538.94             $8,671.76               $41,250
----------------------------------------------------------------------------------------------------------
S. Leland Dill                    $2,511.76             $8,581.21               $41,250
----------------------------------------------------------------------------------------------------------
Martin J. Gruber                  $2,538.94             $8,671.76               $41,250
----------------------------------------------------------------------------------------------------------
Richard J. Herring                $2,538.94             $8,671.76               $41,250
----------------------------------------------------------------------------------------------------------
Bruce E. Langton                  $2,511.76             $8,581.21               $41,250
----------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.              $2,511.76             $8,581.21               $41,250
==========================================================================================================

   --------------------
   /4/   An investment company registered under the 1940 Act.


==========================================================================================================
Harry Van Benschoten              $2,433.64             $8,320.77               $40,000
==========================================================================================================

* The information provided is for the BT Advisor Funds, which comprises three funds, for the year ended December 31, 2000.
** The information provided is for the Small Cap Index Portfolio and BT Investment Portfolios for the year ended December 31, 2000.
*** Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation provided is for the calendar year ended December 31, 2000.

As of March 31, 2001, the following shareholders of record owned 5% or more of the outstanding shares of Small Cap Index--Premier Class: Provident Mutual Life Insurance, PO Box 1717, Valley Forge, PA 19482-1717 (21.58%); Charlers Scwab 101 Montgomery Street 333-8, San Francisco, CA 94104 (15.39%); Bankers Trust Co, FBO Goodwill Industries of Denver, 6850 Federal Blvd, Denver, CO 80221-2628 (9.93%); Bankers Trust Co TTES, FBO Hubbard ISA Employee Retirement Trust, 100 Plaza One, Jersey City, NJ 07311-3999 (7.67%); McKinsey & Company, Inc., Attn Grace Laudato, 114 W 47th Street Fl 20, New York, NY 10036-1525 (5.08%).


                                 Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.


The Fund's adviser, DeAM, Inc., has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including `blackout periods' and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to US public offerings) and requires prior approval for purchases of securities in private placements.


The Fund's principal underwriter, ICC Distributors, Inc. (`ICC'), is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1 (c)(3) under the 1940 Act.

                              Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objectives of the Funds by investing all the assets of the Funds in the Portfolio.

The Shareholders and the Trustees approved a proposal to change the investment adviser from Bankers Trust to Deutsche Asset Management, Inc. ("DeAM, Inc."). Under the new advisory agreement with DeAM, Inc., the service provided by DeAM, Inc. is the same as under the advisory agreement with Bankers Trust. There will be no change in portfolio managers, fund operations or management oversight of the funds as a result of the change in the advisor. As of April 30, 2001, DeAM, Inc. is the investment adviser.

Bankers Trust and DeAM, Inc. are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, research and consultancy companies and other domestic and foreign companies.

Deutsche Asset Management, Inc.,130 Liberty Street, New York, New York 10006, acts as the investment adviser to the Portfolio pursuant to the terms of its Investment Advisory Agreements. The Adviser supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. The Adviser pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser.

The Investment Advisory Agreements provide for the Portfolio to pay DeAM, Inc. a fee, accrued daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Small Cap Index Portfolio.

For the fiscal years ended December 31, 2000, 1999 and 1998, Bankers Trust earned $106,550, $241,326 and $151,232, respectively, for investment advisory services provided to the Small Cap Index Portfolio. During the same periods, Bankers Trust reimbursed $125,725, $198,045 and $152,329, respectively, to the Portfolio to cover expenses.

The prospectus contains disclosure as to the amount of DeAM, Inc.'s investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees.

                                 Administrator

Under its Administration and Services Agreements with the Trust, the Adviser calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreements provides for the Trust to pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.20% of the average daily net assets of Small Cap Index--Premier Class. Administration and Services Agreements with the Portfolio, the Adviser calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreements provide for the Portfolio to pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.05% of the average daily net assets of the Small Cap Index Portfolio.

Under the Administration and Services Agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolios reasonably deem necessary for the proper administration of the Trust or the Portfolios. Bankers Trust will: generally assist in all aspects of each class of shares of the Fund's and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years ended December 31, 2000, 1999 and 1998 Bankers Trust earned $129,941, $276,004 and $142,203, respectively as compensation for administrative and other services provided to Small Cap Index--Premier Class. During the same periods, Bankers Trust reimbursed $131,396, $150,417 and $123,352, respectively to Small Cap Index Fund--Premier Class to cover expenses.

For the fiscal years ended December 31, 2000, 1999 and 1998, Bankers Trust earned $41,768, $82,294 and $50,411, respectively, as compensation for administrative and other services provided to the Small Cap Index Portfolio.

                                  Distributor

ICC Distributors, Inc. (`ICC') is the principal distributor for shares of the Funds. ICC is a registered broker/dealer and is unaffiliated with the Adviser and the Administrator. The principal business address of ICC is Two Portland Square, Portland, Maine 04101. In addition to ICC duties as distributor, ICC its affiliates may, in their discretion, perform additional functions in connection with transactions in the shares of the Funds.

                                 Service Agent

The Administrator acts as a Service Agent pursuant to its Administration and Services Agreements with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                         Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as Custodian for the Trust and the Portfolio pursuant to an administration and services agreement. As Custodian, it holds the Fund's and Portfolio's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

Investment Company Capital Corp. (`ICCC'), One South Street, Baltimore, Maryland, 21202, serves as transfer agent of the Trust and of the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, ICCC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. ICCC may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses.

                                   Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.


                      Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201 acts as Independent Accountants of the Trust and the Portfolio.

                         ORGANIZATION OF THE TRUST

The Trust was organized on July 24, 1995 and the Institutional Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate series of the Trust. The Trust offer shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. No series of shares has any preference over any other series. The Trust also reserve the right to issue more than one class of shares of the Fund.

The Trust are entities commonly known as `Massachusetts business Trust.' Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of such Trust and requires that notice of this disclaimer be given in the agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from such Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believe is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Small Cap Index Portfolio is a separate series of BT Investment Portfolios, a New York master trust fund. The Trust and BT Investment Portfolios the reserve the right to add additional series in the future.

The Declarations of Trust of the BT Investment Portfolios provide that the Fund and other entities investing in the corresponding Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of a Fund's investing in the corresponding Portfolio.

The Trust or Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve a Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust' Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on trust matters that do not affect the Fund. All series of a Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

The series in a Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

As of March 31, 2001, the following shareholders of record owned 25% or more of the voting securities of Small Cap Index--Premier Class, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders: Syracuse University, 621 Skytop Road, Suite 120, Syracuse, NY 13244-0001 (29.009%).

                                   TAXATION

                             Taxation of the Funds

The following is only a summary of certain tax considerations generally affecting the Trust and Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

A Fund's shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

                          Taxation of the Portfolios

The Portfolio is not subject to the Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                                 Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes income dividends annually. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Code. Provided a Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, a Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                              Backup Withholding

The Fund may be required to withhold US Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US Federal income tax liability.

                             Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

                           Foreign Withholding Taxes

Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.

                             FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the period ended December 31, 2000, are incorporated herein by reference to the Fund's Annual Reports dated December 31, 2000. A copy of a Fund's Annual Report may be obtained without charge by contacting the Deutsche Asset Management Service Center at 1-800-730-1313.

                                   APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as `gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                  APRIL 30, 2001

Investment Adviser
DEUTSCHE ASSET MANAGEMENT, INC.
130 Liberty Street
New York, NY 10006

Administrator and Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME 04101

Transfer Agent
INVESTMENT COMPANY CAPITAL CORPORATION
One South Street
Baltimore, Maryland 21202

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York,  NY  10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


Cusips:  05576L882                                  1713SAI (04/01)

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                  April 30, 2001
BT INSTITUTIONAL FUNDS
Equity 500 Index Premier

BT ADVISOR FUNDS
US Bond Index--Premier Class
EAFE(R) Equity Index--Premier Class

BT Advisor Funds (the 'Trust') is comprised of a series of three different funds. The funds listed above (each, a 'Fund' and together the 'Funds') are, with the exception of Equity 500 Index Premier, each a series of the Trust. Equity 500 Index Premier is a series of BT Institutional Funds (the 'Institutional Trust') (together with the Trust, the 'Trusts').

Unlike other mutual funds, the Trusts seek to achieve the investment objective of each Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as such Portfolio. These investment companies are, respectively, BT Investment Portfolios and Equity 500 Index Portfolio. US Bond Index Portfolio and EAFE(R) Equity Index Portfolio are each a series of BT Investment Portfolios (each, a 'Portfolio' and collectively, the 'Portfolios').

Shares of the Funds are sold by ICC Distributors, Inc. ('ICC Distributors'), the Trusts' distributor (the 'Distributor'), to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. ('DeAM, Inc.'), the Portfolios' investment adviser ('Adviser'), and to clients and customers of other organizations.

The Prospectuses for each Fund, dated April 30, 2001, provide the basic information investors should know before investing. This Statement of Additional Information ('SAI'), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or an SAI free of charge by calling the Trusts at the telephone number listed below or by contacting the Deutsche Asset Management Service Center ('Service Center'). Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in each Fund's Prospectus. The financial statements for each Fund and the corresponding Portfolio for the fiscal year ended December 31, 2000, are incorporated herein by reference to the Annual Report to shareholders for each Fund and each Portfolio dated December 31, 2000. A copy of each Fund's and the corresponding Portfolio's Annual Report may be obtained without charge by calling each Fund at 1-800-730-1313.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..............................1
 Investment Objectives........................................................1
 Investment Policies..........................................................1
 Futures Contracts and Options on Futures Contracts..........................39
 Additional Risk Factors.....................................................39
 Investment Restrictions.....................................................39
 Portfolio Transactions and Brokerage Commissions............................42
PERFORMANCE INFORMATION......................................................44
 Standard Performance Information............................................44
 Comparison of Fund Performance..............................................46
 Economic and Market Information.............................................47
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND...................47
 Valuation of Securities.....................................................47
 Purchase of Shares..........................................................48
 Redemption of Shares........................................................49
 Redemptions and Purchases in Kind...........................................50
 Trading in Foreign Securities...............................................51
MANAGEMENT OF THE TRUSTS AND THE PORTFOLIOS..................................52
 Trustees of the Trusts and Portfolios.......................................52
 Officers of the Trusts and Portfolios.......................................54
 Trustee Compensation Table..................................................55
 Code of Ethics..............................................................56
 Investment Adviser..........................................................57
 Administrator...............................................................58
 Distributor.................................................................59
 Service Agent...............................................................59
 Custodian and Transfer Agent................................................60
 Expenses....................................................................60
 Counsel and Independent Accountants.........................................60
ORGANIZATION OF THE TRUSTS...................................................60
TAXATION.....................................................................62
 Taxation of the Funds.......................................................62
 Taxation of the Portfolios..................................................63
 Distributions...............................................................63
 Backup Withholding..........................................................64
 Foreign Shareholders........................................................64
 Other Taxation..............................................................64
 Foreign Withholding Taxes...................................................64
FINANCIAL STATEMENTS.........................................................64
APPENDIX.....................................................................65

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             Investment Objectives

The following is a description of each Fund's investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

Equity 500 Index Premier seeks to replicate as closely as possible (before expenses) the performance of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index') which emphasizes stocks of large US Companies.

US Bond Index--Premier Class seeks to replicate as closely as possible (before expenses) the investment performance of the Lehman Brothers Aggregate Bond Index (the 'Aggregate Bond Index'), which emphasizes government and corporate investment grade debt securities.

EAFE(R) Equity Index--Premier Class seeks to replicate as closely as possible (before expenses) the performance of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index with net dividends (the 'EAFE(R) Index'), which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.


                              Investment Policies

Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio. The Trusts may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the respective Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolios.


                               Equity Securities

General. (All index funds except the US Bond Index) Each Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, 'equity securities' include common stock, preferred stock, trust or limited partnership interests, all index funds except Equity 500 Fund rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. (All index funds except the US Bond Index) Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership)
                                                              ----
interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Portfolios, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. (All equity index funds -- except Equity 500 Index may invest in
               ------
warrants with respect to 5% of its assets (2% with respect to warrants not listed on the New York Stock Exchange or American Stock Exchange) Each Portfolio may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolios could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. (All equity index funds except US Bond Index) The Portfolios may invest in preferred stock. Preferred stock has a preference (i.e., ranks
                                                                 ----
higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities.
              ----
Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock)
                                                             ----
at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolios. Generally, however, the preferred stocks in which the Portfolios invest will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities. The Portfolios may invest in convertible securities. A convertible security is a bond or preferred stock, which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion values (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


             Fixed Income Securities and Money Market Instruments

General. (US Bond Index only -- but only for domestic fixed income securities) The Portfolio may invest in a broad range of domestic and foreign fixed income
(debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Portfolio that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. (US Bond Index only) Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates);
(2) income risk (the potential for a decline in the Portfolio's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or 'called' prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

Short-Term Instruments. When the Portfolios experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Portfolios may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) investment grade commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolios invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or , if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Adviser. These instruments may be denominated in US dollars or in foreign currencies.

At the time the Portfolios invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. The Portfolios may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Portfolios may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Adviser deems the instruments to present minimal credit risk, the Portfolios may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Portfolios may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then 'accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolios may invest in commercial paper. The Portfolios may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolios must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolios must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Adviser to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Portfolios may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Portfolios may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ('GNMA' or 'Ginnie Mae')); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ('FNMA' or 'Fannie Mae') and Federal Home Loan Mortgage Corporation ('FHLMC' or 'Freddie Mac')).

Other US government securities the Portfolios may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolios will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolios.

Zero Coupon Securities and Deferred Interest Bonds. (US Bond Index only) The Portfolio may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. See 'Taxes.'


                  Mortgage-Backed and Asset-Backed Securities

General Characteristics. (US Bond Index only) The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties,
                         ----
commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolios purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolios purchase mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the invests in mortgage-backed securities, the Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. (US Bond Index only) The Portfolio's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ('REMIC Certificates'), collateralized mortgage obligations and stripped mortgage-backed securities. The Portfolio is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. (US Bond Index only) Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the 'Housing Act'), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ('FHA Loans'), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ('VA Loans'), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Portfolio may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buy down' mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. (US Bond Index only) Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage
                                                             ----
loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. (US Bond Index only) Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Stripped Mortgage-Backed Securities. (US Bond Index only) The Portfolio may purchase stripped mortgage-backed securities ('SMBS'), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See 'Illiquid Securities.'

In accordance with a requirement imposed by the staff of the Commission, the Adviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Portfolio's limitation on investments in illiquid securities. Unless the Adviser determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Adjustable Rate Mortgages-Interest Rate Indices. (US Bond Index only) Adjustable rate mortgages in which the Portfolio invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the 'FHLB Eleventh District') that are member institutions of the Federal Home Loan Bank of San Francisco (the 'FHLB of San Francisco'), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. (US Bond Index only) The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination typically supports payments of principal and interest. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the

Portfolio may invest are limited to those which are readily marketable dollar-denominated and rated investment grade by S&P or Moody's.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support. (US Bond Index only) Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolios will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or losses in excess of that which is anticipated could adversely affect the return on an investment in such a security.


                         Securities of Non-US Issuers

Investments in American, European, Global and International Depository Receipts. (All index funds except US Bond Index) The Portfolios may invest in non-US securities in the form of American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depositary Receipts ('GDRs') and International Depository Receipts ('IDRs') or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.


                             Derivative Securities

General. The Portfolios may invest in various instruments that are commonly known as 'derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or 'derived' from, a traditional security, asset or market index. Some 'derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Portfolios may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Portfolios from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolios will limit the leverage created by its use of derivatives for investment purposes by 'covering' such positions as required by the Commission. The Adviser may use derivatives in circumstances where the Adviser believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Portfolios. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, swaps and similar strategies (collectively, 'derivatives') depends on the Adviser's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Adviser applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Portfolio's return. The Portfolios could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolios in the event of default by the other party to the contract.


                        Derivative Securities: Options

Options on Securities. Each Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ('covered options') in an attempt to increase income. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

Each Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ('covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is 'covered' if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the 'exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ('net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security that might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is 'covered' when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. Each Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

Each Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a 'closing purchase transaction.' Each Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund, may enter into a 'closing sale transaction' that involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

Each Portfolio may also purchase call and put options on any securities in which it may invest. Each Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. Each Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

Each Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ('protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. Each Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. Each Portfolio may purchase and sell options traded on recognized foreign exchanges. Each Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

Each Portfolio may also engage in options transactions in the over-the-counter ('OTC') market with broker-dealers who make markets in these options. Each Portfolio will engage in OTC options only with broker-dealers deemed by the Adviser to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from a counter party approved for these purposes by the Adviser. The Adviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions.

Options on Securities Indices. Each Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. Securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

EAFE Equity Index Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash 'exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed 'index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Each Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

As discussed in 'Options on Securities,' the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. Each Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in 'Options on Securities,' the Fund would normally purchase 'protective puts' in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. Each Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on securities indices will be subject to the Adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. Each Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. Each Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


   Derivative Securities: Futures Contracts and Options on Futures Contracts

General. Each Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

Each Portfolio will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. Each Portfolio may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Fund are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. Each Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments that they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Each Portfolio's futures transactions may be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Adviser's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees of the Fund has adopted the requirement that futures contracts and options on futures contracts are used as a hedge and, the Fund may also use stock index futures on a continual basis.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated 'contract markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities or corporate debt securities or municipal securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a good faith deposit to maintain the position ('initial margin'). Daily thereafter, the futures contract is valued and the payment of 'variation margin' may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Each Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. Each Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). Each Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The Board of Trustees of the Equity 500 Index Fund has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. In compliance with current CFTC regulations, the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


                    Derivative Securities: Swap Agreements

General. (All index funds except the Equity 500 Index) The Portfolios may enter into swaps relating to indices, currencies, interest rates, equity and debt interests to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets. A swap transaction is an agreement between the Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolios may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Portfolios may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See 'Illiquid Securities.'

The Portfolios will usually enter into swaps on a net basis (i.e. the two
                                                             ----
payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or receive. If the counter party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the 'CEA') and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a 'safe harbor' for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Portfolios will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market. See 'Illiquid Securities.' Restrictions adopted by the CFTC may in the future restrict the Portfolio's ability to enter into swap transactions.


                   Derivative Securities: Hedging Strategies

Hedging Strategies. Each Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These 'hedging' strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of fixed income securities.

Each Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Adviser is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 . the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

 . the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

 . possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain 'cover' or to segregate securities; and

 . the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time; however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such 'over hedging' or 'under hedging' may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. Each Portfolio is also subject to the risk of default by a counterpart to an off-exchange transaction. See 'Illiquid Securities.'


                              Currency Management

General. In connection with the Portfolio's investments denominated in foreign currencies, the Adviser may choose to utilize a variety of currency management (hedging) strategies. The Adviser seeks to take advantage of different yield, risk and return characteristics that different currency; currency denominations and countries can provide to US investors. In doing so, the Adviser will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. Each Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange
        ----
market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Portfolio maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the

Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Each Portfolio will segregate cash or liquid securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward currency contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Portfolio's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

Each Portfolio may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Portfolio seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to the Portfolio than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Portfolio's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of the Portfolio's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with the Portfolio's obligation under a forward currency contract on the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

Options on Foreign Currencies. (EAFE Equity Index only) The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Portfolio may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Adviser anticipates that the currency will appreciate in value.

The Portfolio may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is 'covered' if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See 'Illiquid Securities.'


                    Additional Limitations and Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Portfolio's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Adviser may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterpart to the option will not fulfill its obligations.

Asset Coverage. Each Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

The Board of Trustees of each Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on continual basis. In compliance with current CFTC regulations, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. Each Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. Each Portfolio may enter into fully or partially offsetting transactions so that its net position coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.
Except as set forth above under 'Derivative Securities: Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. Each Portfolio's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See 'Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (1) authoritarian governments or military involvement in political and economic decision-making; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies;
(4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment, by the Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Each Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. See 'Illiquid Securities.'

The EAFE Equity Index Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Portfolio's assets denominated in those currencies.]

Furthermore, the Portfolio may invest in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Portfolio's assets denominated in those currencies.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences might result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Deutsche Asset Management Service Center at 1-800-730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution 'in kind' of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

Each Portfolio may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

Each Portfolio's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.


                  Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the '1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Adviser determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Adviser may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

When-Issued and Delayed Delivery Securities. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered being advantageous.

Lending of Portfolio Securities. Each Portfolio has the authority to lend up to 30% of the total value of its portfolio securities (taken at market value) to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Portfolio's Board of Trustees. A Portfolio will not lend securities to the Adviser, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. Cash must collateralize these loans or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a 'finder'.

Each Portfolio will adhere to the following conditions whenever its securities are loaned: (1) the Portfolio must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time;
(4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market Portfolio managed by the Adviser (or one of its affiliates) and the Adviser (or one of its affiliates) may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. Each Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including governmental securities dealers. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. Each Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. Each Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Adviser reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. Each Portfolio may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under 'Repurchase Agreements' and to repurchase them at a mutually agreed date and price (a 'reverse repurchase agreement'). Each Portfolio may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). Each Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and investment grade money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100/$500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1/2 by S&P or P-1/2 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.


                            Investment Restrictions

Fundamental Policies. The following investment restrictions are 'fundamental policies' of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a 'majority of the outstanding voting securities' of the Fund or the Portfolio, as the case may be. 'Majority of the outstanding voting securities' under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment

       Company Institute; for additional related restrictions, see clause (i) under the caption 'Additional Restrictions' below (as an operating policy, the Portfolios may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio
       (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any US issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities of the Portfolio (Fund) contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolios (Funds) have no current intention to engage in short selling);

(v)    invest for the purpose of exercising control or management;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
       (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these imitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

(vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or
       (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(viii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the Investment Practices of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term US government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

(ix) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.


               Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices.

Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term 'research, market or statistical information' includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing each Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities that are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended December 31, 2000, 1999 and 1998, Equity 500 Index Portfolio paid brokerage commissions in the amount of $810,824, $678,820 and $534,801, respectively. For the year ended December 31, 1998, the Portfolio paid $333 in brokerage commissions to Bankers Trust, an affiliate of the Fund and Portfolio. This represents 0.06% of the Portfolio's aggregate brokerage commissions and 0% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions during the fiscal year. For the years ended December 31, 2000 and 1999, the Equity 500 Index Portfolio did not pay brokerage commissions to an affiliate.

For the fiscal years ended December 31, 2000, 1999 and 1998, the EAFE Equity Index Portfolio, paid brokerage commissions in the amount of $216,227, $45,361 and $18,446, respectively. For the years ended December 31, 2000, 1999 and 1998, the EAFE Equity Index Portfolio did not pay brokerage commissions to an affiliate.

For the fiscal years ended December 31, 2000, 1999 and 1998, US Bond Index Portfolio did not pay any brokerage commissions. For the fiscal years ended December 31, 2000, 1999 and 1998, the US Bond Index Portfolio did not pay brokerage commissions to an affiliate.


                            PERFORMANCE INFORMATION

                       Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Yield: Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for a Fund investing in a Portfolio whose investments are denominated in foreign currencies.

Total return: Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of a Fund or Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing such Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                        Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews US mutual
-------------------------
funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that
--------
periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the
-------------
performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory
--------------------------------------
publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a 'Money
---------------
Watch' section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time
---------------
articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a 'Market
---------------
Watch' department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the
------
performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance
-------
of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the
---------------
performance of US mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and
----------------
business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly
-------------------------------------------------------------------
publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds
-----
and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.
----------------

New York Times, a nationally distributed newspaper which regularly covers
--------------
financial news.

Personal Investing News, a monthly news publication that often reports on
-----------------------
investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a
-----------------
'Mutual Funds Outlook' section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing
-------
business, often featuring mutual fund performance data.

US News and World Report, a national business weekly that periodically reports
------------------------
mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual
----------
funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly
-------------------
covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information
------------------------------------------
about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a 'Financial Workshop'
-------------
section reporting on the mutual fund/financial industry.


                        Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ('ICI'). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.


          VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

                            Valuation of Securities

Each Fund is open for business each day the New York Stock Exchange, Inc. ('NYSE') is open (a 'Valuation Day'). Each Fund's net asset value ('NAV') per share is calculated at the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the 'Valuation Time'). The NAV per share is computed by dividing the value of each Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding. EAFE(R) Equity Index will not process orders on any day when the NYSE is closed. Orders received on such days will be priced on the next day the Fund computes its NAV. As such, investors may experience a delay in purchasing or redeeming shares of the Fund.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not available are valued by the Adviser pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ('FRR 1' (formerly Accounting Series Release No. 113)) which concludes that there is 'no automatic formula' for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

          type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.


                              Purchase of Shares

Each Trust accepts purchase orders for shares of the Funds at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trusts' Transfer Agent (the 'Transfer Agent'), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trusts and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Investment

Company Capital Corp., an affiliation is the Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with the Transfer Agent to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trusts and Bankers Trust have authorized one or more brokers to accept on the Trusts' behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trusts' behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at a Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.


                             Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after the Transfer Agent receives an order. Customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent should transmit redemption requests. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

 .  Your account registration has changed within the last 30 days,

 .  The check is being mailed to a different address than the one on your account
   (record address),

 .  The check is being made payable to someone other than the account owner,

 . The redemption proceeds are being transferred to a Deutsche Asset Management account with a different registration, or

 . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.


                          Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact the Deutsche Asset Management Service Center for further information. The Transfer Agency can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this SAI.


                       Redemptions and Purchases in Kind

The Trusts, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trusts, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under 'Net Asset Value' as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Each Portfolios and the Portfolios each reserve the right to redeem all of their shares, if the Board of Trustees vote to liquidate the Fund and/or Portfolio.


                         Trading in Foreign Securities

With respect to the EAFE Equity Index--Premier Class, trading in foreign cities may be completed at times that vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although others may do the actual calculation.

                  MANAGEMENT OF THE TRUSTS AND THE PORTFOLIOS

The Trusts and the Portfolios are governed by their respective Boards of Trustees that are responsible for protecting the interests of investors. By virtue of the responsibilities assumed by the administrator of the Trusts and the Portfolios, neither the Trusts nor the Portfolios require employees other than their executive officers. None of the executive officers of the Trusts or the Portfolios devotes full time to the affairs of the Trusts or the Portfolios.

A majority of the Trustees who are not 'interested persons' (as defined in the 1940 Act) of each Trust or Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of such Trust and Portfolio, up to and including creating separate boards of trustees.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trusts and Portfolios their birthdates, their principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period.


                     Trustees of the Trusts and Portfolios

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ('IBM') and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (USA) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

---------------
1 The 'Fund Complex' consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

2 An investment company registered under the Investment Company Act of 1940, as amended (the 'Act').

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee/President of each of the other investment companies advised by Deutsche Asset Management, Inc. or its affiliates; Managing Director, Deutsche Asset Management; Managing Director, Deutsche Banc Alex. Brown Inc.; Director and President, Investment Company Capital Corp. His address is One South Street, Baltimore, Maryland 21202.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever US Corporation (1989 to present)/3/; Retired, Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to 2000)/2/. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Consulting); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trusts and Portfolio; Trustee of each of the other investment companies in the Fund Complex; Retired;

---------------

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* 'Interested Person' within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

The Board has an Audit Committee that meets with the Trusts' and Portfolio's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.


                     Officers of the Trusts and Portfolios

Unless otherwise specified, each officer listed below holds the same position with each Trust and each Portfolio.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee/President of each of the other investment companies advised by Deutsche Asset Management, Inc. or its affiliates; Managing Director, Deutsche Asset Management; Managing Director, Deutsche Banc Alex. Brown Inc.; Director and President, Investment Company Capital Corp. His address is One South Street, Baltimore, Maryland 21202.

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Secretary/Vice President of each of the other investment companies advised by Deutsche Asset Management, Inc.or it affiliates; Director, Deutsche Asset Management; Director, Deutsche Banc Alex.Brown Inc.; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission (1993 to 1998). His address is One South Street, Baltimore, Maryland 21202.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trusts and Portfolio; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

---------------
/4/ An investment company registered under the 1940 Act.

As of March 31, 2001, the Trustees and officers of the Trusts and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or Trust (all series taken together).


                          Trustee Compensation Table

=================================================================================================================
                                  Aggregate                                                         Total
                                  Compensation        Aggregate                                     Compensation
                                  from Advisor        Compensation from     Aggregate               from
                                  Funds*              Institutional         Compensation            Fund
Trustee                                               Funds**               from Portfolios+        Complex***
-----------------------------------------------------------------------------------------------------------------
Charles P. Biggar                 $2,538.94           $6,770.49             $8,671.76               $41,250
-----------------------------------------------------------------------------------------------------------------
S. Leland Dill                    $2,511.76           $6,698.01             $8,581.21               $41,250
-----------------------------------------------------------------------------------------------------------------
Martin J. Gruber                  $2,538.94           $6,770.49             $8,671.76               $41,250
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                $2,538.94           $6,770.49             $8,671.76               $41,250
-----------------------------------------------------------------------------------------------------------------
Bruce E. Langton                  $2,511.76           $6,698.01             $8,581.21               $41,250
-----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.              $2,511.76           $6,698.01             $8,581.21               $41,250
-----------------------------------------------------------------------------------------------------------------
Harry Van Benschoten              $2,433.64           $6,489.69             $8,320.77               $40,000
=================================================================================================================


* The information provided is for the BT Advisor Funds, which comprises three funds, for the year ended December 31, 2000.
** The information provided is for the BT Institutional Funds, which comprises nine funds, for the year ended December 31, 2000.
+ The information provided is for the Equity 500 Index Portfolio and BT Investment Portfolios for the year ended December 31, 2000.
*** Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation provided is for the calendar year ended December 31, 2000.

As of March 31, 2001, the following shareholders of record owned 5% or more of the outstanding shares of Equity 500 Index Premier: Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Account Management Team, 101 Montgomery Street 333-8, San Fransisco, CA 94104 (7.13%); The Whitaker Foundation, A/C 330783560, Attn Bill Ponce, C/o The Chase Manhattan Bank, 1 Chase Manhattan Plaza 5, New York, NY 10005-1401 (6.78%).

As of March 31, 2001, the following shareholders of record owned 5% or more of the outstanding shares of EAFE Equity Index--Premier Class: Charlers Scwab 101 Montgomery Street 333-8, San Francisco, CA 94104 (24.71%); Daimler Chrysler Serp, Chrysler Corp Serp, 100 Plaza One MIS 3048, Jersey City, NJ 07311 (20.34%); Glenfalco, Glen Falls, NY 12801 (8.60%); Fox & Co., PO Box 976, New York, NY 10268-0976 (7.14%); McKinsey & Company, Inc., Attn Grace Laudato, 114 W 47th Street Fl 20, New York, NY 10036-1525 (6.98%); Wells Fargo Bank MN NA Cust, CK Blandin Residency, A/C 11596200, PO Box 1533, Minneapolis, MN 55480-1533 (5.73%).

As of March 31, 2001, the following shareholders of record owned 5% or more of the outstanding shares of Small Cap Index--Premier Class: Provident Mutual Life Insurance, PO Box 1717, Valley Forge, PA 19482-1717 (21.58%); Charlers Scwab 101 Montgomery Street 333-8, San Francisco, CA 94104 (15.39%); Bankers Trust Co, FBO Goodwill Industries of Denver, 6850 Federal Blvd, Denver, CO 80221-2628 (9.93%); Bankers Trust Co TTES, FBO Hubbard ISA Employee Retirement Trust, 100 Plaza One, Jersey City, NJ 07311-3999 (7.67%); McKinsey & Company, Inc., Attn Grace Laudato, 114 W 47th Street Fl 20, New York, NY 10036-1525 (5.08%).

As of March 31, 2001, the following shareholders of record owned 5% or more of the outstanding shares of US Bond Index--Premier Class: Colanese Corp. Executive Pension Plan, Attn. Ernest M. Horvoth, Jr. Bankers Trust Co. 100 Plaza One, Mail stop 3048, Jersey City, NJ 07311 (15.70%); IUOE & Pipe Line Employers, H & W Fund, 1125 17th Street NW, Washington DC 20036-4707 (14.97%); Mac & Co., FBO Bell Atlantic Master Trust, A/C NYFF1759442, Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230-3198 (10.70%); Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Account Management Team, 101 Montgomery Street 333-8, San Fransisco, CA 94104 (7.44%); FTC & Co. Datalynx House Acct, P. O. Box 173736, Denver, Co. 80217-3736 (6.54%); Baptist Health Systems Inc. P. O. Box 830605, Birmingham, AL 35283-0605 (6.00%); The San Diego Foundation, 1420 Kettner Blvd Ste 500, San Diego, CA 92101-2434 (5.78%).


                                Code of Ethics

The Board of Trustees of each Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Portfolios' Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Funds' Code of Ethics provides for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. Each Portfolios' Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

Each Portfolio's adviser, DeAM, Inc., has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including 'blackout periods' and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to US public offerings) and requires prior approval for purchases of securities in private placements.

Each Fund's principal underwriter, ICC Distributors, Inc. ('ICC'), is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1 (c)(3) under the 1940 Act.


                              Investment Adviser

Each Trust has not retained the services of an investment adviser since the Trusts seeks to achieve the investment objectives of the Funds by investing all the assets of the Funds in the Portfolio.

The Shareholders and the Trustees approved a proposal to change the adviser from Bankers Trust to Deutsche Asset Management, Inc. ('DeAM, Inc.'). Under the new advisory agreement with DeAM, Inc., the service provided by DeAM, Inc. is the same as under the advisory agreement with Bankers Trust. There will be no change in portfolio managers, fund operations or management oversight of the funds as a result of the change in advisor. As of April 30, 2001, DeAM, Inc. is the investment adviser.

Bankers Trust and DeAM, Inc. are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability and organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, research and consultancy companies and other domestic and foreign companies.

DeAM, Inc.,130 Liberty Street, New York, New York 10006, acts as the investment adviser to the Portfolio pursuant to the terms of its Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. The Adviser pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser.

The Investment Advisory Agreements provide for each Portfolio to pay DeAM, Inc. a fee, accrued daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the US Bond Index Portfolio and 0.05% of the average daily net assets of the Equity 500 Index Portfolio and 0.25% of the average daily net assets of the EAFE(R) Equity Index Portfolio.

For the fiscal years ended December 31, 2000, 1999 and 1998, Bankers Trust earned $4,136,851, $5,134,906 and $3,186,503, respectively, as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same periods, Bankers Trust did not reimburse in 2000 and 1999, and reimbursed $799,296 in 1998, to the Portfolio to cover expenses.

For the fiscal years ended December 31, 2000, 1999 and 1998, Bankers Trust earned $458,843, $165,995 and $98,260, respectively, for investment advisory services provided to the EAFE Equity Index Portfolio. During the same periods, Bankers Trust reimbursed $190,450, $41,277 and $22,682, respectively, to the Portfolio to cover expenses.

For the fiscal year ended December 31, 2000, 1999 and 1998, Bankers Trust earned $180,985, $120,330 and $67,925, respectively, for investment advisory services provided to the US Bond Index Portfolio. During the same periods, Bankers Trust reimbursed $214,004, $104,491 and $81,749 to the Portfolio to cover expenses.

The prospectus contains disclosure as to the amount of DeAM, Inc.'s investment advisory and administration and services fees, including waivers thereof. DeAM, Inc. may not recoup any of its waived investment advisory or administration and services fees.


                                 Administrator

Under its Administration and Services Agreements with the Trusts, Bankers Trust (the 'Administrator') calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trusts in all aspects of the administration and operation of the Trusts. The Administration and Services Agreements provides for each Trust to pay a fee, computed daily and paid monthly, equal on an annual basis to 0.20% of the average daily net assets of US Bond Index--Premier Class (contractually waived to 0.05%), 0.05% of the average daily net assets of the Equity 500 Index Premier and 0.15% of the average daily net assets of the EAFE(R) Equity Index--Premier Class (contractually waived to 0.05%).

Under Administration and Services Agreements with each Portfolio, the Administrator calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreements provide for each Portfolio to pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.05% of the average daily net assets of the US Bond Index Portfolio and 0.10% of the average daily net assets of the EAFE(R) Equity Index Portfolio. Under the Administration and Services Agreements, the Adviser may delegate one or more of its responsibilities to others at the Adviser's expense.

Under the Administration and Services Agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trusts and the Portfolios reasonably deem necessary for the proper administration of the Trusts or the Portfolios. Bankers Trust will: generally assist in all aspects of each class of shares of each Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years ended December 31, 2000, 1999 and 1998, Bankers Trust earned $275,276, $105,151 and $55,785, respectively, as compensation for administrative and other services provided to EAFE Equity Index--Premier Class. During the same periods, Bankers Trust reimbursed $268,190, $180,142 and $138,798, respectively, to EAFE Equity Index--Premier Class to cover expenses.

For the fiscal years ended December 31, 2000, 1999 and 1998, Bankers Trust earned $1,318,147, $1,296,608 and $925,959, respectively, for administrative and other services provided to Equity 500 Index Premier. During the same periods, Bankers Trust reimbursed $399,285, $917,524 and $738,034, respectively to Equity 500 Index Premier to cover expenses.

For the fiscal year ended December 31, 2000, 1999 and 1998, Bankers Trust earned $207,029, $124,261 and $37,679, respectively, for administrative and other services provided to US Bond Index--Premier Class. During the same periods, Bankers Trust reimbursed $244,553, $182,731 and $106,630, respectively, to US Bond Index--Premier Class to cover expenses.

For the fiscal years ended December 31, 2000, 1999 and 1998, Bankers Trust earned $183,537, $70,051 and $39,304, respectively, as compensation for administrative and other services provided by the EAFE Equity Index Portfolio.

For the fiscal years ended December 31, 2000, 1999 and 1998, Bankers Trust earned $100,992, $344,960 and $676,625, respectively, as compensation for administrative and other services provided to the Equity 500 Index Portfolio.

For the fiscal year ended December 31, 2000, 1999 and 1998, Bankers Trust earned $94,989, $43,596 and $22,642, respectively, as compensation for administrative and other services provided to the US Bond Index Portfolio.


                                  Distributor

ICC Distributors , Inc. ('ICC') is the principal distributor for shares of the Funds. ICC is a registered broker/dealer and is unaffiliated with the Adviser and the Administrator. The principal business address of ICC is Two Portland Square, Portland, Maine 04101. In addition to ICC's duties as distributor, ICC and its affiliates may, in their discretion, perform additional functions in connection with transactions in the shares of the Funds.


                                 Service Agent

The Administrator acts as a Service Agent pursuant to its Administration and Services Agreements with the Trusts and receives no additional compensation from the Funds for such shareholder services. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trusts executed proxies and obtaining such other information and performing such other services as the

Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with the Administrator, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.


                         Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as Custodian for the Trust and the Portfolio pursuant to an administration and services agreement. As Custodian, it holds the Fund's and Portfolio's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

Investment Company Capital Corp. ('ICCC'), One South Street, Baltimore, Maryland, 21202, serves as transfer agent of the Trust and of the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, ICCC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. ICCC may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses.


                                   Expenses

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Each Portfolio bears its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.


                      Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trusts and each Portfolio. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201 acts as Independent Accountants of the Trusts and each Portfolio.


                          ORGANIZATION OF THE TRUSTS

The Trust was organized on July 24, 1995 and the Institutional Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of the Trust except for Equity 500 Index Premier that is a separate series of the

Institutional Trust. The Trusts offer shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trusts are offered through separate prospectuses and statements of additional information. No series of shares has any preference over any other series. The Trusts also reserve the right to issue more than one class of shares of each Fund.

The Trusts are entities commonly known as 'Massachusetts business trusts.' Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of such Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. Each Declaration of Trust provides for indemnification from such Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and each Trust itself was unable to meet its obligations, a possibility that the Trusts believe is remote. Upon payment of any liability incurred by the Trusts, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trusts. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trusts.

Each of the US Bond Index Portfolio and EAFE(R) Equity Index Portfolio is a separate series of BT Investment Portfolios, a New York master trust fund. The Equity 500 Index Portfolio is a New York trust. The Trusts, BT Investment Portfolios and the Equity 500 Index Portfolio each reserve the right to add additional series in the future.

The Declarations of Trust of the BT Investment Portfolios and the Equity 500 Index Portfolio provide that each Fund and other entities investing in the corresponding Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trusts believe that neither the Fund nor its shareholders will be adversely affected by reason of a Fund's investing in the corresponding Portfolio.

The Trusts or Portfolios may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve a Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trusts' Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate fractional votes for fractional shares held. A separate vote of each Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of each Fund are not entitled to vote on trust matters that do not affect the Fund. All series of a Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series in a Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trusts do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

As of March 31, 2001, no shareholders of record owned 25% or more of the voting securities of Equity 500 Index Premier, and, therefore, are not deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.

As of March 31, 2001, no shareholders of record owned 25% or more of the voting securities of US Bond Index--Premier Class, and, therefore, are not deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.

As of March 31, 2001, no shareholders of record owned 25% or more of the voting securities of EAFE Equity Index--Premier Class, and, therefore, are not deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.


                                   TAXATION

                             Taxation of the Funds

The following is only a summary of certain tax considerations generally affecting each Trust and Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

A Fund's shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.


                          Taxation of the Portfolios

The Portfolios are not subject to the Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.


                                 Distributions

The Funds (except US Bond Index--Premier Class) distributes income dividends annually. US Bond Index--Premier Class declares income dividends daily and distributes such dividends monthly. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a Fund.

A Fund intends to qualify as a regulated investment company, as defined in the Code. Provided a Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from a Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. A Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. A Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, a Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


                              Backup Withholding

The Funds may be required to withhold US Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US Federal income tax liability.


                             Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in each Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                                Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Portfolio is organized as a New York trust. Each Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.


                           Foreign Withholding Taxes

Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.


                             FINANCIAL STATEMENTS

The financial statements for the Funds and the Portfolios for the period ended December 31, 2000, are incorporated herein by reference to the Funds' Annual Reports dated December 31, 2000. A copy of a Fund's Annual Report may be obtained without charge by contacting the Service Center at 1-800-730-1313.

                                   APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                  APRIL 30, 2001

Investment Adviser
DEUTSCHE ASSET MANAGEMENT, INC.
130 Liberty Street
New York, NY 10006

Administrator and Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME 04101

Transfer Agent
INVESTMENT COMPANY CAPITAL CORPORATION
One South Street
Baltimore, Maryland 21202

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York,  NY  10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusips:   055924500      COMBINXSAI (04/01)
          05576L874
          05576L874

PART C.  OTHER INFORMATION

ITEM 23. Exhibits.
         ---------

(a) Declaration of Trust of the Trust; 1
    (i) Ninth Restated Establishment and Designation of Series and Classes of Shares - filed herewith;
(b) By-Laws of the Trust; 1
(c) Specimen stock certificates for shares of beneficial interest of the
    Trust; 2
(d) Not applicable;
(e) Distributor's Contract; 6
(f) Not applicable;
(g) Custodian Agreement between the Registrant and Bankers Trust Company; 3
    (i)    Amendment #1 to Exhibit A of the Custodian Agreement - filed herewith
    (ii)   Cash Services Addendum to Custodian Agreement; 6
(h) Administration and Services Agreement; 2
    (i)    Exhibit D to the Administration and Services Agreement; 5
    (ii)   Transfer Agency Agreement; 3
    (iii)  Expense Limitation Agreement dated April 30, 2001 - filed herewith;
(i) Legal Opinion - Not applicable;
(j) Consent of Independent Accountants - filed herewith;
(k) Omitted Financial Statements - Not applicable;
(l) Initial Capital Understanding; 3
(m) Rule 12b-1 Plans - Not applicable;
(n) Financial Data Schedules - Not applicable;
(o) Rule 18f-3 Plan; 4.
(p) Fund and Adviser Code of Ethics - filed herewith;
___________________________________
1. Incorporated by reference to the Registration Statement on Form N-1A ("Registration Statement") as filed with the Commission on August 24, 1995.
2. Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement as filed with the Commission on January 3, 1996.
3. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.
4. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement as filed with the Commission on August 1, 1996.
5. Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement as filed with the Commission on April 30, 1998.

6. Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement as filed with the Commission on February 26, 1999.
7. Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement as filed with the Commission on April 30, 2000.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

Not applicable.

ITEM 25.  Indemnification.
          ----------------

Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement as filed with the Commission on August 1, 1996.

ITEM 26.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II
(b)  Section 6, Business Background, of each Schedule D.

Item 27.  Principal Underwriters.
          -----------------------

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Investment Funds, BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc., Flag Investors Funds, Inc.(formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan

Grenfell Investment Trust, The Glenmede Funds, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

Name and              Positions and             Positions and
Principal Business    Offices with              Offices with
Address               Distributor               Registrant

John A. Keffer        President & Director      None
David R. Keffer       Director                  None
Ronald H. Hirsch      Treasurer                 None
Nanette K. Chern      Chief Compliance Officer  None
David I. Goldstein    Secretary                 None
Benjamin L. Niles     Vice President            None
Frederick Skillin     Assistant Treasurer       None
Marc D. Keffer        Assistant Secretary       None

(c)  None


ITEM 28.  Location of Accounts and Records.
          ---------------------------------

BT Advisor Funds:                   Deutsche Asset Management
(Registrant)                        One South Street
                                    Baltimore, MD  21202

Bankers Trust Company:              130 Liberty Street
(Custodian, Administrator)          New York, New York 10006

Deutsche Asset Management, Inc.:    130 Liberty Street
(Investment Adviser)                New York, NY 10006

ICCC:                               One South Street
(Transfer Agent)                    Baltimore, MD 21202

ICC Distributors, Inc.:             Two Portland Square
(Distributor)                       Portland, ME 04101

ITEM 29.  Management Services.
          --------------------

Not Applicable

ITEM 30.  Undertakings.
          -------------

Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant, BT ADVISOR FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 30th day of April, 2001.

                                   BT ADVISOR FUNDS

                                   By:  /s/ Daniel O. Hirsch
                                        -----------------------
                                        Daniel O. Hirsch, Secretary
                                        April 30, 2001

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                          TITLE                   DATE
----------------------------------------------------------

/s/ DANIEL O. HIRSCH          (Attorney in Fact       April 30, 2001
Daniel O. Hirsch              For the Persons
                              Listed Below)

/s/ RICHARD T. HALE*          Trustee, President and
Richard T. Hale               Chief Executive Officer

/s/ CHARLES A. RIZZO*         Treasurer (Principal
Charles A. Rizzo              Financial and Accounting Officer)

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*            Trustee
S. Leland Dill

/s/MARTIN J. GRUBER*          Trustee
Martin J. Gruber

/s/RICHARD R. HERRING*        Trustee
Richard R. Herring

/s/BRUCE E. LANGTON*          Trustee
Bruce E. Langton

/s/ PHILIP SAUNDERS, JR.*     Trustee
Kelvin J. Lancaster

/s/HARRY VAN BENSCHOTEN*      Trustee
Harry Van Benschoten

* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 10 of BT Advisor Funds as filed with the Commission on April 30, 2000.

                                   SIGNATURES

     BT INVESTMENT PORTFOLIOS has duly caused this Post Effective Amendment No. 11 to the Registration Statement on Form N-1A of BT Advisor Funds to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on the 30th day of April, 2001.

                                        BT INVESTMENT PORTFOLIOS

                                   By:  /s/ Daniel O. Hirsch
                                        --------------------
                                        Daniel O. Hirsch, Secretary

     This Post Effective Amendment No. 11 to the Registration Statement of
BT Advisor Funds has been signed below by the following persons in the capacities indicated with respect to Small Cap Index Portfolio, EAFE(R) Equity Index Portfolio and U.S. Bond Index Portfolio, each a series of BT INVESTMENT PORTFOLIOS.

NAME                          TITLE                 DATE
--------------------------------------------------------

/s/ DANIEL O. HIRSCH          Secretary             April 30, 2001
Daniel O. Hirsch              (Attorney in Fact
                              for the Persons
                              Listed Below)

/s/ RICHARD T. HALE*          Trustee, President and
Richard T. Hale               Chief Executive Officer

/s/ CHARLES A. RIZZO*         Treasurer (Principal
Charles A. Rizzo              Financial and Accounting Officer)

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*            Trustee
S. Leland Dill

/s/MARTIN J. GRUBER*          Trustee
Martin J. Gruber

/s/RICHARD R. HERRING*        Trustee
Richard R. Herring

/s/BRUCE E. LANGTON*          Trustee
Bruce E. Langton

/s/ PHILIP SAUNDERS, JR.*     Trustee

Kelvin J. Lancaster

/s/HARRY VAN BENSCHOTEN*      Trustee
Harry Van Benschoten

* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 10 of BT Advisor Funds as filed with the Commission on April 30, 2000.

                             RESOLUTION RELATING TO
                    RATIFICATION OF REGISTRATION STATEMENTS

           (To be approved by the Boards of each Investment Company
         with a Fiscal Year End of December 31 (each, a "Trust" or a
                       "Portfolio Trust", as applicable)

     RESOLVED, That the proper officers of the Trust be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective Amendment under the Securities Act of 1933 (the "1933 Act") and an Amendment under the Investment Company Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission (the "Commission"), under the 1933 Act and the 1940 Act and to appear, together with legal counsel, on behalf of the Trust before the Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED, That any officer of the Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and
          (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust; and further

     RESOLVED, That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Trust; and further

     RESOLVED, That the proper officers of the Portfolio Trust be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Portfolio Trust, an Amendment under the 1940 Act to the Portfolio Trust's Registration Statement, to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Commission and to appear, together with legal counsel, on behalf of the Portfolio Trust before the Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED, That any officer of the Portfolio Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Portfolio Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Portfolio Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Portfolio Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if
          (1) in the opinion of the officer of the Portfolio Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Portfolio Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Portfolio Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Portfolio Trust; and further

     RESOLVED, That any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Portfolio Trust.